UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                           RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                               Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                               Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 376-7132

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

 (a) The Report to Shareholders is attached herewith.

RBC Global Asset Management Annual Report For the year ended March 31, 2023 RBC Emerging Markets Equity Fund RBC Emerging Markets ex-China Equity Fund RBC Emerging Markets Value Equity Fund RBC Global Opportunities Fund RBC Global Equity Leaders Fund RBC International Opportunities Fund RBC International Equity Fund RBC International Small Cap Equity Fund RBC China Equity Fund

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of Contents	Letter from the Portfolio Managers	2
	Portfolio Managers	6
	Performance Summary (Unaudited)	8
	Management Discussion and Analysis (Unaudited)
	- RBC Emerging Markets Equity Fund	13
	- RBC Emerging Markets Ex-China Equity Fund	15
	- RBC Emerging Markets Value Equity Fund	17
	- RBC Global Opportunities Fund	18
	- RBC Global Equity Leaders Fund	22
	- RBC International Opportunities Fund	24
	- RBC International Equity Fund	26
	- RBC International Small Cap Equity Fund	28
	- RBC China Equity Fund	30
	Schedules of Portfolio Investments	33
	Financial Statements
	- Statements of Assets and Liabilities	65
	- Statements of Operations	75
	- Statements of Changes in Net Assets	80
	Financial Highlights	89
	Notes to Financial Statements	111
	Report of Independent Registered Public Accounting Firm	138
	Other Federal Income Tax Information (Unaudited)	140
	Management (Unaudited)	142
	Share Class Information (Unaudited)	146
	Supplemental Information (Unaudited)	147
	Approval of Investment Advisory Agreement (Unaudited)	151
	Statement Regarding Liquidity Risk Management Program (Unaudited)	152

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

Market Review

2022 was a challenging year for global equity markets as central bankers tightened monetary policy in an attempt to combat persistent and elevated inflation. Entering the year, many investors and central bankers believed inflation would be transitory and gradually drift lower as major economies surfaced from COVID-19-related lockdowns and subsequent supply chain challenges eased. However, as it became increasingly apparent that inflation was more prevalent and stubborn, interest rate expectations needed to be ratcheted higher significantly, putting pressure on long duration growth stocks that are more sensitive to changes in the discount rate’s being applied to future cash flows. Instead, investors gravitated towards ‘old economy’ sectors such as energy, materials and traditional banks that were seen as beneficiaries of the high inflation/interest rate backdrop. Russia’s invasion of Ukraine introduced more geo-political uncertainty, creating fears around the significantly diminished flow of natural gas to European energy markets.

Following a late summer swoon, equity markets rallied into the year end on hopes that central banks were approaching the latter stages of their tightening cycles. In addition, China unexpectedly announced a loosening of their zero-COVID-19 policies, allowing the economy to re-open and return to some degree of normalcy.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -11.44% (Class I shares). That compares to an annualized total return of -7.44% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in Financials, Health Care and Energy holdings offset positive alpha derived from positions in Consumer Staples, Consumer Discretionary and Information Technology. At the stock level, relative returns were aided by Anheuser-Busch InBev, as the Belgium-based brewer delivered robust revenue growth aided by strong pricing power. Other positive contributors included AutoZone, T-Mobile and Fortive. Stocks that detracted from returns were First Republic Bank, SVB Financial and Alphabet.

Portfolio Review – RBC Global Equity Leaders Fund

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -9.48% (Class I shares). That compares to an annualized total return of -7.44% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in Financials, Energy and Health Care holdings offset positive alpha derived from positions in Consumer Staples, Consumer Discretionary and Communication Services. At the stock level, relative returns were aided by the discount retailer TJX’s delivering robust sales growth. Other positive contributors included T-Mobile, Anheuser-Busch InBev and PepsiCo. Stocks that detracted from returns were Charles Schwab, Blackstone and Alphabet.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -8.33% (Class I shares). That compares to an annualized total return of -5.07% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in Health Care, Industrials and Utilities holdings offset positive alpha derived from positions in Consumer Staples, Consumer Discretionary and Information Technology. At the stock level, relative returns were aided by technology investor Naspers, as management engaged in various shareholder value-enhancing actions. Other positive contributors included HDFC Bank, Essity and Anheuser-Busch InBev. Stocks that detracted from returns were Nidec, Roche and E.Sun Financial.

LETTER FROM THE PORTFOLIO MANAGERS

Portfolio Review – RBC International Equity Fund

For the period from December 14, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 4.50% (Class I shares). That compares to a total return of 7.54% for the MSCI EAFE Total Return Net Index, the Fund’s primary benchmark, for the same period.

Stock selection was responsible for the majority of negative excess returns. Underperformance in Financials, Industrials and Energy holdings offset positive alpha derived from positions in Communications Services, Real Estate and Information Technology. At the stock level, relative returns were aided by LVMH Moet Hennessy Louis Vuitton, Mitsubishi UFJ Financial and Novo Nordisk. Stocks that detracted from returns were Aker BP, Roche and Sampo.

Portfolio Review – RBC International Small Cap Equity Fund

For the period from December 14, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 2.60% (Class I shares). That compares to a total return of 4.37% for the MSCI ACWI ex USA Small Cap Total Return Net Index, the Fund’s primary benchmark, for the same period.

Stock selection was responsible for the majority of negative excess returns. Underperformance in Information Technology, Materials and Energy holdings offset positive alpha derived from positions in Real Estate, Financials and Consumer Discretionary. At the stock level, relative returns were aided by Howden Joinery, MIPS and BayCurrent Consulting. Stocks that detracted from returns were Mineral Resources, Aker BP and Abcam.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -4.38% (Class I shares). That compares to an annualized total return of -10.70% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection, particularly in the Consumer Discretionary and Health Care sectors, was the primary driver of outperformance for the period. Stock selection in India and China also benefited relative returns along with the Fund’s overweight exposure to Turkey. However, stock selection in South Korea partially offset those gains.

Portfolio Review – RBC Emerging Markets ex-China Equity Fund

For the period from December 15, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 4.10% (Class I shares). That compares to a total return of 3.51% for the MSCI Emerging Markets ex-China Total Return Net Index, the Fund’s primary benchmark, for the same period.

Stock selection and asset weighting contributed positively at the sector level for the period. Weaker stock selection in Information Technology was offset by strong stock selection in Health Care and Industrials sectors. Overweight exposure to Taiwan and Mexico benefited relative returns along with strong stock selection in India.

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -6.10% (Class I shares). That compares to an annualized total return of -10.70% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was the primary driver of outperformance for the period. Stock selection was particularly strong in Financials and Information Technology sectors, while underweight exposure and stock selection within Communication Services detracted. Stock selection in India and Taiwan also benefited relative returns, though partially offset by selection in Vietnam.

Portfolio Review – RBC China Equity Fund

For the period from April 11, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of -5.44% (Class I shares). That compares to a total return of -0.44% for the MSCI China Net Total Return USD Index, the Fund’s primary benchmark, for the same period.

LETTER FROM THE PORTFOLIO MANAGERS

Stock selection was the primary driver of underperformance. Strong stock selection in the Real Estate and Information Technology sectors was offset by weaker stock selection in Consumer Discretionary and Financials.

Outlook

Despite markets’ starting 2023 in a more buoyant mood, significant uncertainties remain. The outlook for corporate profitability appears uncertain. The full impact of previous rate increases likely has yet to be fully realized and companies may have to deal with the prospect of slowing demand in coming quarters as tighter monetary policy weighs on economic activity. On the other hand, if interest rates are close to peaking and may in fact revert lower at some point, such a development might be supportive for equity valuations. Against such a backdrop, stock prices may remain volatile, which we believe will place extra emphasis on effective portfolio construction and disciplined risk management.

Our long-held belief in owning great businesses at attractive valuations remains unwavering. Whilst the near-term outlook is uncertain, over the long run, share prices have historically followed company fundamentals. By investing in leading companies that enjoy strong competitive advantages, we remain optimistic that we can deliver attractive risk-adjusted returns for our investors.

Phil Langham

Senior Portfolio Manager and Head, Emerging Market Equities

RBC Global Asset Management (UK) Limited

Habib Subjally

Senior Portfolio Manager and Head, Global Equities

RBC Global Asset Management (UK) Limited

David Lambert

Senior Portfolio Manager and Head, European Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Funds’ Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Global Equity Leaders Fund and the RBC China Equity Fund are non-diversified, which means they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual security volatility than a diversified fund. The RBC International Equity Fund, the RBC International Small Cap Equity Fund, the RBC Emerging Markets ex-China Equity Fund and the RBC China Equity Fund are new with no operating history or track record on which to base investment decisions. The RBC Emerging Markets Value Equity Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. Investing in securities economically tied to China may subject the RBC China Equity Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. The Funds may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. A Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectuses.

The MSCI ACWI Index is a free floatadjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax.

LETTER FROM THE PORTFOLIO MANAGERS

The MSCI ACWI ex USA Index is a free floatadjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI EAFE Index is an equity index which captures large- and mid-capitalization representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI ex USA Small Cap Index captures small capitalization representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI Emerging Markets Index is a free floatadjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. The MSCI Emerging Markets ex-China Index captures large- and mid-capitalization representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. The MSCI China and MSCI China All Shares Indices capture large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large- and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China, and is based on the concept of the integrated MSCI China equity universe with China A shares included. The Net Indices are net of any foreign withholding tax.

You cannot invest directly in an index.

Excess return is the difference between the benchmark return and the portfolio return, which may be either positive or negative.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete lists of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.

Past performance does not guarantee future results.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of each Fund’s portfolio is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets ex-China Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. In 1997, Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund, RBC International Opportunities Fund and RBC Global Equity Leaders Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

Siguo Chen Portfolio Manager Siguo Chen is a portfolio manager on the RBC Asian Equity team at RBC Global Asset Management and for RBC China Equity Fund. She is the lead

PORTFOLIO MANAGERS

manager for the team’s China strategy and is also the team’s healthcare specialist. Prior to joining RBC in 2017, Siguo was a sell-side equity analyst with a multinational investment bank where she specialized in China and Hong Kong consumer sectors and Hong Kong Equity strategy.

Mayur Nallamala

Head of Asian Equity, Senior Portfolio Manager

Mayur Nallamala is a senior portfolio manager on the RBC Asian Equity team at RBC Global Asset Management and for RBC China Equity Fund. Prior to joining the firm in 2013, he was a portfolio manager at a global asset management firm, responsible for Asia Pacific ex-Japan mandates, managing assets on behalf of sovereign wealth, institutional and retail clients around the world. Mayur had earlier worked at major brokerage firms in London and Hong Kong, working in derivatives and equity research. He began his career in the investment industry in 1998.

David Lambert

Senior Portfolio Manager and Head of European Equities

David Lambert is Senior Portfolio Manager and Head of the European Equity Team at RBC GAM-UK and is responsible for portfolio management of RBC International Equity Fund and RBC International Small Cap Equity Fund. He joined the organization directly from university in 1999, originally as a quantitative analyst. During his time at RBC GAM-UK, David has completed the UK Institute of Investment Management and Research (now UKSIP) examinations. He has managed a number of UK and European portfolios for the firm over the years.

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2023 (Unaudited)

	1 Year		5 Year		Since Inception(a)		Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(10.03	)%(e)	(0.08)%	(e)	3.58%
-At Net Asset Value	(4.57	)%(e)	1.12%		4.25%		1.13%	1.68%
Class I
-At Net Asset Value	(4.38	)%(e)	1.36%		4.49%		0.88%	0.99%
Class R6
-At Net Asset Value	(4.36	)%(e)	1.38%		4.57%		0.88%	0.88%
MSCI Emerging Markets Net Total Return USD Index(f)	(10.70	)%(e)	(0.91	)%(e)	2.43%
RBC Emerging Markets ex-China Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	N/A		N/A		(1.98)%	(e)
- At Net Asset Value	N/A		N/A		4.00%		1.13%	2.03%
Class I
- At Net Asset Value	N/A		N/A		4.10%		0.88%	1.66%
Class R6
- At Net Asset Value	N/A		N/A		4.10%		0.88%	1.83%
MSCI Emerging Markets ex-China
Total Return Net Index(f)	N/A		N/A		3.51%
RBC Emerging Markets Value Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(11.65	)%(e)	(1.69)%	(e)	(1.28)%	(e)
-At Net Asset Value	(6.24	)%(e)	(0.52)%	(e)	(0.14)%	(e)	1.20%	36.74%
Class I
-At Net Asset Value	(6.10	)%(e)	(0.30)%	(e)	0.08%		0.95%	1.41%
Class R6
-At Net Asset Value	(6.01	)%(e)	(0.22)%	(e)	0.15%		0.88%	1.33%
MSCI Emerging Markets Net Total Return USD Index(f)	(10.70	)%(e)	(0.91	)%(e)	(0.36	)%(e)
RBC Global Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(16.72	)%(e)	5.63%		8.04%
- At Net Asset Value	(11.66	)%(e)	6.90%		8.81%		1.00%	24.16%
Class I
- At Net Asset Value	(11.44	)%(e)	7.17%		9.01%		0.75%	0.81%
Class R6
- At Net Asset Value	(11.35	)%(e)	7.23%		9.06%		0.70%	0.72%
MSCI ACWI Net Total Return USD Index(f)	(7.44	)%(e)	6.94%		7.14%

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2023 (Unaudited)

	1 Year		5 Year	Since Inception(a)		Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC Global Equity Leaders Fund
Class A
- Including Max Sales Charge of 5.75%	(14.91)%	(e)	N/A	(18.48)%	(e)
-At Net Asset Value	(9.73)%	(e)	N/A	(14.65)%	(e)	1.00%	2.26%
Class I
-At Net Asset Value	(9.48)%	(e)	N/A	(14.39)%	(e)	0.75%	1.60%
Class R6
-At Net Asset Value	(9.43)%	(e)	N/A	(14.35)%	(e)	0.70%	1.58%
MSCI ACWI Net Total Return USD Index(f)	(7.44)%	(e)	N/A	(8.48)%	(e)
RBC International Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(13.84)%	(e)	1.73%	3.20%
-At Net Asset Value	(8.55)%	(e)	2.95%	3.94%		1.05%	6.35%
Class I
-At Net Asset Value	(8.33)%	(e)	3.41%	4.28%		0.80%	0.98%
Class R6
-At Net Asset Value	(8.19)%	(e)	3.49%	4.34%		0.75%	1.03%
MSCI ACWI ex US Index(f)	(5.07)%	(e)	2.47%	3.75%
RBC International Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	N/A		N/A	(1.60)%	(e)
- At Net Asset Value	N/A		N/A	4.40%		1.04%	2.24%
Class I
- At Net Asset Value	N/A		N/A	4.50%		0.79%	1.71%
Class R6
- At Net Asset Value	N/A		N/A	4.50%		0.74%	1.68%
MSCI EAFE Total Return Net Index(f)	N/A		N/A	7.54%
RBC International Small Cap Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	N/A		N/A	(3.39)%	(e)
- At Net Asset Value	N/A		N/A	2.50%		1.24%	2.47%
Class I
- At Net Asset Value	N/A		N/A	2.60%		0.99%	1.94%
Class R6
- At Net Asset Value	N/A		N/A	2.60%		0.94%	1.91%
MSCI ACWI ex USA Small Cap Index(f)	N/A		N/A	4.37%

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2023 (Unaudited)

	1 Year	5 Year	Since Inception(a)		Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC China Equity Fund(g)
Class A
- Including Max Sales Charge of 5.75%	N/A	N/A	(11.14	)%(e)
- At Net Asset Value	N/A	N/A	(5.72	)%(e)	1.30%	3.47%
Class I
- At Net Asset Value	N/A	N/A	(5.44	)%(e)	1.05%	3.04%
Class R6
- At Net Asset Value	N/A	N/A	(5.40	)%(e)	1.00%	3.06%
MSCI China Index(f)	N/A	N/A	(0.44	)%(e)
MSCI China All Shares Index(f)	N/A	N/A	(2.47	)%(e)

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares and February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and April 19, 2022 for Class A shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares, November 22, 2016 for Class R6 shares and January 28, 2020 for Class A Shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares. The performance in the table for Class A shares of Global Opportunities Fund and International Opportunities Fund prior to January 28, 2020, reflects the performance of Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class A shares.

(b)

The Funds’ expenses are from the Funds’ most recent prospectus dated July 28, 2022, and reflect the fiscal year ended March 31, 2022. For Global Equity Leaders Fund, the expenses reflect the period from December 15, 2021 (commencement of operations) to March 31, 2022. For China Equity Fund, Emerging Markets ex-China Equity Fund, International Equity Fund and International Small Cap Equity Fund expenses are based on estimates for each Fund’s first fiscal year.

(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels disclosed in the Funds’ prospectuses until July 31, 2024 (September 30, 2024 for RBC Emerging Markets Equity Fund).

(d)

The inception date for the RBC Emerging Markets ex-China Equity Fund is December 15, 2022. The inception date for the RBC International Equity Fund and RBC International Small Cap Equity Fund is December 14, 2022. Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

(e)	Parentheses indicate negative performance returns.

PERFORMANCE SUMMARY (UNAUDITED)

(f)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but does not include sales fees or operating expenses. You cannot invest directly in indices.

(g)

The inception date for the RBC China Equity Fund is April 11, 2022. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI EAFE Index is an equity index which captures large- and mid-capitalization representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI ex USA Small Cap Index captures small capitalization representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. The MSCI Emerging Markets ex-China Index captures large- and mid-capitalization representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. The MSCI China and MSCI China All Shares Indices capture large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large- and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China, and is based on the concept of the integrated MSCI China equity universe with China A shares included. The Net Indices are net of any foreign withholding tax.

You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -4.38% (Class I). That compares to an annualized total return of -10.70% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Performance of stocks within the Consumer Discretionary and Health Care sectors • Stock selection in India and China, as well as the Fund’s overweight exposure to Turkey

Factors That Detracted From Relative Returns	• Stock selection in South Korea

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. The Net Index are net of any foreign withholding tax.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	6.84%	Tata Consultancy Services Ltd.	3.72%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
Tencent Holdings Ltd.	4.99%	Fomento Economico Mexicano SAB de CV	3.40%
SK Hynix, Inc.	4.48%	Ping An Insurance Group Co. of China Ltd.	3.35%
Antofagasta Plc	3.99%	Unilever Plc	3.12%
Housing Development Finance Corp. Ltd. Plc	3.90%	Alibaba Group Holding Ltd.	2.97%
*A listing of all portfolio holdings can be found beginning on page 33

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial hypothetical investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets ex-China Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities economically tied to emerging market countries (excluding China). For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance

For the period from December 15, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 4.10% (Class I). That compares to a total return of 3.51% for the MSCI Emerging Markets ex-China Total Return Net Index, the Fund’s primary benchmark, for the same period.

Factors That Contributed to Relative Returns	• Performance of stocks within the Health Care and Industrials sectors. • Overweight exposure to Taiwan and Mexico, as well as strong stock selection in India.

Factors That Detracted From Relative Returns	Performance of stocks within the Information Technology sector negatively impacted the Fund’s performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI Emerging Markets ex-China Total Return Net Index captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risks.
Fund performance attribution data excludes Fund holdings that are fair-valued.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets ex-China Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets ex-China Net Total Return Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments and exchange-traded funds representing 2.81% and 8.03% of investments, respectively.

Taiwan Semiconductor Manufacturing Co. Ltd.	9.62%	Antofagasta Plc	3.92%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
Samsung Electronics Co. Ltd.	5.28%	Fomento Economico Mexicano SAB de CV	3.77%
HDFC Bank Ltd.	4.53%	iShares India 50 ETF	3.68%
Infosys Ltd.	4.36%	Voltronic Power Technology Corp.	3.19%
iShares MSCI India	4.33%	Unilever Plc	3.10%
*A listing of all portfolio holdings can be found beginning on page 36

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

Investment Strategy	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance	For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -6.10% (Class I). That compares to an annualized total return of -10.70% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Performance of stocks within the Financials and Information Technology sectors. • Stock selection in India and Taiwan

Factors That Detracted From Relative Returns	• An underweight exposure and stock selection within the Communication Services sector. • Stock selection in Vietnam.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.36% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	6.78%	Antofagasta Plc	2.20%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
Alibaba Group Holding Ltd.	5.03%	Ping An Bank Co. Ltd.	2.10%
Samsung Electronics Co. Ltd.	4.68%	Innodisk Corp.	1.86%
Naspers Ltd.	2.96%	Axis Bank Ltd.	1.84%
Ping An Insurance Group Co. of China Ltd.	2.74%	LG Corp.	1.83%
*A listing of all portfolio holdings can be found beginning on page 39

				Growth of $250,000 Initial Investment Since Inception (2/9/18)

The graph reflects an initial hypothetical investment of $250,000 over the period from February 9, 2018 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund

Investment Strategy	The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will typically invest at least the lesser of (i) 40% of its total assets in the securities of issuers located in countries other than the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located in countries other than the United States included in the MSCI ACWI Net Total Return USD Index, unless the Sub-Advisor determines, in its sole discretion, that conditions are not favorable. If the Sub-Advisor determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance	For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -11.44% (Class I). That compares to an annualized total return of -7.44% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns

•  Performance of stocks within the Consumer Staples, Consumer Discretionary and Information Technology sectors

•  At the stock level, Anheuser-Busch InBev, as the Belgium-based brewer delivered robust revenue growth aided by strong pricing power

•  Other individual stocks that made positive contributions to the Fund’s performance included AutoZone, T-Mobile and Fortive.

Factors That Detracted From Relative Returns	• Underperformance in the Financials, Health Care, and Energy sectors • Individual stocks that detracted from the Fund’s performance included First Republic Bank, SVB Financial and Alphabet.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.

Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC Global Opportunities Fund
Investment Objective	The Fund seeks to provide long-term capital growth.
Benchmark	MSCI ACWI Net Total Return USD Index
Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)

	* Includes U.S. dollar denominated cash equivalent investments representing 3.89% of investments.

Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)	Microsoft Corp.	6.15%	Fortive Corp.	3.69%
	Anheuser-Busch InBev NV	5.66%	Incyte Corp.	3.48%
	UnitedHealth Group, Inc.	4.68%	EOG Resources, Inc.	3.36%
	AIA Group Ltd.	4.66%	PepsiCo, Inc.	3.34%
	T-Mobile US, Inc.	4.60%
	Taiwan Semiconductor	4.54%
	Manufacturing Co. Ltd.
	*A listing of all portfolio holdings can be found beginning on page 44
Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund aims to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund also will, under normal market conditions: (1) invest at least 40% of its assets outside the United States, or if market conditions are not favorable, at least 30% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries.

Performance

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -9.48% (Class I). That compares to an annualized total return of -7.44% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns

•  Performance of stocks within the Consumer Staples, Consumer Discretionary and Communication Services sectors

•  At the stock level, discount retailer TJX’s delivering robust sales growth

•  Other individual stocks that contributed to the Fund’s performance included T-Mobile, Anheuser-Busch InBev and PepsiCo.

Factors That Detracted From Relative Returns	• Underperformance in the Financials, Energy and Health Care sectors • Individual stocks that detracted from the Fund’s performance included Charles Schwab, Blackstone and Alphabet.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete lists of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund
The Fund seeks to provide long-term capital growth.				Investment Objective
MSCI ACWI Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.97% of investments.

Microsoft Corp.	6.92%	NVIDIA Corp.	4.64%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
UnitedHealth Group, Inc.	5.75%	Anheuser-Busch InBev NV	4.59%
T-Mobile US, Inc.	5.73%	Estee Lauder Cos, Inc. (The)	4.33%
Alphabet, Inc.	4.90%	Roche Holding AG	3.95%
PepsiCo, Inc.	4.84%	Deutsche Post AG	3.94%
* A listing of all portfolio holdings can be found beginning on page 47

The graph reflects an initial hypothetical investment of $100,000 over the period from December 15, 2021 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

				Growth of $100,000 Initial Investment Since Inception (12/15/2021)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of -8.33% (Class I). That compares to an annualized total return of -5.07% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns Factors That Detracted From Relative Returns	• Performance of stocks within the Real Estate and Information Technology sectors
• Underperformance in the Health Care, Industrials and Utilities • Individual stocks that detracted from the Fund’s performance included Nidec, Roche and E.Sun Financial.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI ACWI ex USA Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)
* Includes U.S. dollar denominated cash equivalent investments representing 0.06% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	5.77%	DBS Group Holdings Ltd.	4.33%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
AIA Group Ltd.	5.55%	Roche Holding AG	4.26%
HDFC Bank Ltd.	4.46%	E.Sun Financial Holding Co. Ltd.	3.93%
Anheuser-Busch InBev NV	4.44%	Oriental Land Co. Ltd	3.67%
Essity AB	4.36%	Kerry Group Plc	3.55%
*A listing of all portfolio holdings can be found beginning on page 50

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Equity Fund

Investment Strategy	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies located throughout the world, excluding the United States.

Performance	For the period from December 14, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 4.50% (Class I). That compares to a total return of 7.54% for the MSCI EAFE Total Return Net Index, the Fund’s primary benchmark, for the same period.

Factors That Contributed to Relative Returns

•  Performance of stocks within the Communications Services, Real Estate and Information Technology sectors

•  At the stock level, LVMH Moet Hennessy Luis Vuitton, Mitsubishi UFJ Financial and Novo Nordisk

Factors That Detracted From Relative Returns	• Underperformance in the Financials, Industrials and Energy sectors • Individual stocks that detracted from the Fund’s performance included Aker BP, Roche and Sampo.

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI EAFE Index is an equity index which captures large- and mid-capitalization representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI EAFE Total Return Net Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 0.82% of investments.

Novo Nordisk A/S	3.87%	ASML Holding NV	2.90%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
Mitsubishi UFJ Financial Group, Inc.	3.80%	London Stock Exchange Group Plc	2.89%
LVMH Moet Hennessy Louis Vuitton SE	3.79%	CSL Ltd.	2.73%
Tokio Marine Holdings, Inc.	3.43%	Diageo Plc	2.55%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.19%	EssilorLuxottica SA	2.41%
*A listing of all portfolio holdings can be found beginning on page 54

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Small Cap Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index at the time of inital purchase by the Fund.

Performance

For the period from December 14, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of 2.60% (Class I). That compares to a total return of 4.37% for the MSCI ACWI ex US Small Cap Total Return Net Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Performance of stocks within the Real Estate, Financials and Consumer Discretionary sectors • At the stock level, Howden Joinery, MIPS and BayCurrent Consulting

Factors That Detracted From Relative Returns	• Underperformance in the Information Technology, Materials and Energy sectors • Individual stocks that detracted from the Fund’s performance included Mineral Resources, Aker BP and Abcam.

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Small Cap Index captures small capitalization representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Small Cap Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI ACWI ex USA Small Cap Total Return Net Index				Benchmark

				Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.20% of investments.

Fabrinet	3.94%	Chailease Holding Co. Ltd.	3.01%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
BayCurrent Consulting, Inc.	3.48%	Howden Joinery Group Plc	2.97%
Topdanmark AS	3.46%	Laboratorios Farmaceuticos Rovi	2.72%
Voltronic Power Technology Corp.	3.33%	SA
Milbon Co. Ltd.	3.30%	Altium Ltd.	2.68%
Lotus Bakeries NV	3.14%
*A listing of all portfolio holdings can be found beginning on page 58

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC China Equity Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity investments in issuers economically tied to China. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. For purposes of the 80% investment policy, China includes Mainland China, Hong Kong, and Macau.

Performance

For the period from April 11, 2022 (commencement of operations) through March 31, 2023, the Fund had a total return of -5.44% (Class I). That compares to a total return of -0.44% for the MSCI China Net Total Return USD Index, the Fund’s primary benchmark, and - 2.47% for the MSCI China All Shares Net Total Return USD Index, the Fund’s secondary benchmark, for the same period.

Factors That Contributed to Relative Returns Factors That Detracted From Relative Returns	• Performance of stocks within the Real Estate and Information Technology sectors
• Underperformance in the Consumer Discretionary and Financials sectors detracted from Fund’s relative returns.

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. Investing in securities economically tied to China may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. Investing in China A Shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect (“Stock Connect”) program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI China and MSCI China All Shares Indices capture large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large- and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China, and is based on the concept of the integrated MSCI China equity universe with China A shares included. The Net Indices are net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC China Equity Fund

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Fund performance attribution data excludes Fund holdings that are fair-valued.

Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC China Equity Fund
Investment Objective	The Fund seeks to provide long-term capital growth.
Benchmark	MSCI China Net Total Return USD Index (primary) MSCI China All Shares Net Total Return USD Index (secondary)
Asset Allocation as of 3/31/23 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/23) (% of Fund’s net assets)

Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)	Tencent Holdings Ltd.	9.56%	Meituan	2.88%
	Alibaba Group Holding Ltd.	8.59%	China Resources Land Ltd.	2.81%
	Baidu, Inc.	4.15%	360 DigiTech, Inc.	2.46%
	China Merchants Bank Co. Ltd.	3.39%	Ping An Insurance Group Co. of	2.29%
	Sunresin New Materials Co. Ltd.	3.10%	China Ltd.
	PDD Holdings, Inc.	2.90%

	*A listing of all portfolio holdings can be found beginning on page 62

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund

March 31, 2023

Shares		Value
Common Stocks — 99.91%
Austria — 1.17%
1,565,093	Mondi Plc	$24,819,642

Brazil — 5.46%
17,955,483	B3 SA - Brasil Bolsa Balcao	36,595,042
6,900,906	Banco Bradesco SA	16,147,884
16,849	MercadoLibre, Inc.*	22,207,993
8,474,930	Raia Drogasil SA	40,782,398

		115,733,317

Chile — 4.71%
4,323,069	Antofagasta Plc	84,678,036
6,635,116	Falabella SA	15,258,705

		99,936,741

China — 25.48%
213,700	Alibaba Group Holding Ltd., ADR*	21,835,866
4,974,158	Alibaba Group Holding Ltd.*	63,000,178
13,095,906	China Resources Land Ltd.	59,636,588
3,094,852	LONGi Green Energy Technology Co. Ltd., Class A	18,211,022
3,350,164	Midea Group Co. Ltd., Class A	26,214,227
7,317,790	NARI Technology Co. Ltd., Class A	28,852,135
10,966,334	Ping An Insurance Group Co. of China Ltd., Series H	70,943,556
2,676,712	Shenzhen Inovance Technology Co. Ltd., Class A	27,421,896
517,328	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	23,472,284
1,945,775	Sunny Optical Technology Group Co. Ltd.	23,478,951
2,163,368	Tencent Holdings Ltd.	105,722,331
478,062	Yum China Holdings, Inc.	30,304,350
657,350	Yum China Holdings, Inc.	41,168,064

		540,261,448

Hong Kong — 5.70%
5,915,590	AIA Group Ltd.	62,038,912
1,325,140	Hong Kong Exchanges & Clearing Ltd.	58,736,473

		120,775,385

India — 15.39%
1,040,129	Dr Reddy’s Laboratories Ltd.	58,651,407
2,692,704	HDFC Bank Ltd.	52,962,372
2,579,613	Housing Development Finance Corp. Ltd.	82,723,208
3,750,242	Mahindra & Mahindra Ltd.	52,996,296
2,012,803	Tata Consultancy Services Ltd.	78,897,546

		326,230,829

Indonesia — 3.62%
59,295,024	Bank Central Asia Tbk PT	34,690,204
299,571,617	Kalbe Farma Tbk PT	41,985,244

		76,675,448

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2023

Shares		Value
Korea — 9.30%
462,948	LG Corp.	$29,478,792
243,114	Samsung Fire & Marine Insurance Co. Ltd.	38,429,581
1,268,743	Shinhan Financial Group Co. Ltd.	34,465,810
1,386,744	SK Hynix, Inc.	94,901,766

		197,275,949

Mexico — 3.40%
758,300	Fomento Economico Mexicano SAB de CV, ADR	72,182,577

Peru — 1.02%
163,460	Credicorp Ltd.	21,640,469

Philippines — 1.98%
2,561,500	SM Investments Corp.	42,045,210

South Africa —3.07%
2,392,345	Clicks Group Ltd.	34,414,436
3,901,472	Discovery Ltd.*	30,607,453

		65,021,889

Taiwan — 15.57%
2,067,752	Advantech Co. Ltd.	25,296,516
3,196,769	Delta Electronics, Inc.	31,717,188
26,317,255	E.Sun Financial Holding Co. Ltd.	21,916,259
1,070,897	MediaTek, Inc.	27,764,210
2,083,721	President Chain Store Corp.	18,467,009
1,558,000	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	144,925,160
18,266,186	Uni-President Enterprises Corp.	43,181,052
296,981	Voltronic Power Technology Corp.	16,911,193

		330,178,587

Thailand — 0.92%
5,007,298	Kasikornbank Public Co. Ltd., NVDR	19,424,090

Turkey — 0.00%
1	Enka Insaat ve Sanayi AS	1

United Kingdom — 3.12%
1,276,262	Unilever Plc	66,134,665

Total Common Stocks		2,118,336,247

(Cost $2,212,765,915)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2023

Total Investments	$2,118,336,247
(Cost $2,212,765,915)(a) — 99.91%

Other assets in excess of liabilities — 0.09%	1,898,917

NET ASSETS — 100.00%	$2,120,235,164

*	Non-income producing security.

(a)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	27.42%
Information Technology	21.00%
Consumer Staples	12.97%
Consumer Discretionary	12.88%
Industrials	6.82%
Health Care	5.86%
Materials	5.16%
Communication Services	4.99%
Real Estate	2.81%
Other*	0.09%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund

March 31, 2023

Shares		Value
Common Stocks — 88.97%
Austria — 0.96%
20,508	Mondi Plc	$325,221

Brazil — 9.05%
297,500	B3 SA - Brasil Bolsa Balcao	606,334
131,800	Banco Bradesco SA	308,408
500	MercadoLibre, Inc.*	659,030
184,400	Raia Drogasil SA	887,355
75,800	WEG SA	605,688

		3,066,815

Chile — 5.24%
67,827	Antofagasta Plc	1,328,560
193,577	Falabella SA	445,167

		1,773,727

India — 11.49%
15,500	Dr. Reddy’s Laboratories Ltd., ADR	882,415
23,000	HDFC Bank Ltd., ADR	1,533,410
84,700	Infosys Ltd., ADR	1,477,168

		3,892,993

Indonesia — 5.34%
5,274,100	Avia Avian Tbk PT	209,390
1,445,200	Bank Central Asia Tbk PT	845,506
5,389,300	Kalbe Farma Tbk PT	755,316

		1,810,212

Korea — 15.67%
3,299	LEENO Industrial, Inc.	365,860
6,329	LG Corp.	403,007
2,062	NAVER Corp.	323,097
36,177	Samsung Electronics Co. Ltd.	1,788,987
4,596	Samsung Fire & Marine Insurance Co. Ltd.	726,500
28,935	Shinhan Financial Group Co. Ltd.	786,029
13,393	SK Hynix, Inc.	916,549

		5,310,029

Mexico — 5.02%
198,700	Bolsa Mexicana de Valores SAB de CV	424,856
134,100	Fomento Economico Mexicano SAB de CV	1,276,629

		1,701,485

Peru — 0.90%
2,300	Credicorp Ltd.	304,497

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund (cont.)

March 31, 2023

Shares		Value
Philippines — 3.30%
818,200	Century Pacific Food, Inc.	$389,577
44,420	SM Investments Corp.	729,123

		1,118,700

South Africa — 2.98%
67,361	AVI Ltd.	266,811
31,811	Clicks Group Ltd.	457,608
36,289	Discovery Ltd.*	284,691

		1,009,110

Taiwan — 24.71%
31,000	Advantech Co. Ltd.	379,249
133,000	Chroma ATE, Inc.	777,650
82,000	Delta Electronics, Inc.	813,574
895,000	E.Sun Financial Holding Co. Ltd.	745,331
37,000	Giant Manufacturing Co. Ltd.	215,111
14,000	MediaTek, Inc.	362,966
186,000	Taiwan Semiconductor Manufacturing Co. Ltd.	3,259,580
312,000	Uni-President Enterprises Corp.	737,564
19,000	Voltronic Power Technology Corp.	1,081,930

		8,372,955

Thailand — 1.20%
104,600	Kasikornbank Public Co. Ltd., NVDR	405,760

United Kingdom — 3.11%
20,291	Unilever Plc	1,051,460

Total Common Stocks		30,142,964

(Cost $28,589,832)

Exchange Traded Funds — 8.01%
United States — 8.01%
30,338	iShares India 50 ETF	1,247,195
37,300	iShares MSCI India*	1,468,128

		2,715,323

Total Exchange Traded Funds		2,715,323

(Cost $2,857,596)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund (cont.)

March 31, 2023

Shares		Value
Investment Company — 2.80%
950,554	U.S. Government Money Market Fund, RBC Institutional Class 1 (a)	$950,554

Total Investment Company		950,554

(Cost $950,554)

Total Investments		$33,808,841
(Cost $32,397,982) — 99.78%

Other assets in excess of liabilities — 0.22%		73,053

NET ASSETS — 100.00%		$33,881,894

*	Non-income producing security.

(a)	Affiliated investment.

Abbreviations used are defined below:

ADR – American Depositary Receipt

NVDR – Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Information Technology	29.93%
Financials	20.58%
Consumer Staples	14.96%
Industrials	8.32%
Materials	5.50%
Health Care	4.83%
Consumer Discretionary	3.90%
Communication Services	0.95%
Other*	11.03%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund

March 31, 2023

Shares		Value
Common Stocks — 97.23%
Brazil — 5.73%
107,800	Banco do Brasil SA	$832,462
263,400	Cia Brasileira de Aluminio	394,961
79,900	Hypera SA	597,463
106,500	Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	482,443
145,100	Sao Martinho SA	776,680
81,400	SLC Agricola SA	732,181

		3,816,190

Chile — 2.20%
74,777	Antofagasta Plc	1,464,693

China — 28.44%
264,800	Alibaba Group Holding Ltd.*	3,353,823
60,500	Baidu, Inc., Class A*	1,139,897
157,698	Beijing New Building Materials Plc, Class A	615,216
402,000	China Overseas Land & Investment Ltd.	969,816
616,000	Chinasoft International Ltd.	390,248
908,000	CIMC Enric Holdings Ltd.	878,683
928,000	CSPC Pharmaceutical Group Ltd.	909,735
4,500	Daqo New Energy Corp., ADR*	210,780
241,000	Flat Glass Group Co. Ltd., Class H	689,301
140,100	Midea Group Co. Ltd., Class A	1,096,249
1,110,000	Nexteer Automotive Group Ltd.	701,054
769,410	Ping An Bank Co. Ltd., Class A	1,402,056
281,999	Ping An Insurance Group Co. of China Ltd., Series H	1,824,312
102,492	Sieyuan Electric Co. Ltd., Class A	682,135
226,000	SITC International Holdings Co. Ltd.	485,710
1,143,000	Topsports International Holdings Ltd.(a)	1,041,903
17,200	Trip.com Group Ltd.*	647,983
80,898	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	477,062
309,868	Xinyi Glass Holdings Ltd.	554,322
1,665,600	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	880,903

		18,951,188

Egypt — 0.74%
381,559	Commercial International Bank Egypt SAE, GDR	493,348

Hong Kong — 0.69%
1,186,000	Pacific Basin Shipping Ltd.	458,977

Hungary — 1.05%
24,628	OTP Bank Nyrt	703,117

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2023

Shares		Value
India — 9.50%
207,010	Apollo Tyres Ltd.	$807,829
116,824	Axis Bank Ltd.	1,223,938
205,217	Hindalco Industries Ltd.	1,017,492
174,115	KEC International Ltd.	968,294
477,942	Redington Ltd.	972,811
68,005	Shriram Finance Ltd.	1,045,452
33,496	UPL Ltd.	293,058

		6,328,874

Indonesia — 1.26%
1,345,200	Bank Negara Indonesia Persero Tbk PT	841,746

Korea — 13.36%
12,581	DB Insurance Co. Ltd.	723,815
12,019	E-MART, Inc.	977,495
26,549	Hana Financial Group, Inc.	831,487
16,703	HL Mando Co. Ltd.	591,553
4,553	Hyundai Motor Co.	647,767
19,121	LG Corp.	1,217,554
63,050	Samsung Electronics Co. Ltd.	3,117,883
11,670	SK Hynix, Inc.	798,636

		8,906,190

Mexico — 2.22%
503,214	Gentera SAB de CV	550,408
121,300	Regional SAB de CV	926,578

		1,476,986

Pakistan — 0.33%
851,530	Habib Bank Ltd.	219,842

Peru — 1.53%
7,700	Credicorp Ltd.	1,019,403

Philippines — 1.61%
453,540	BDO Unibank, Inc.	1,075,651

Russia — 0.00%
2,322,600	Sistema PJSFC*,(b),(c)	0
893,930	United Co. RUSAL International PJSC(b),(c)	0
30,666	X5 Retail Group NV, GDR*,(b),(c)	0

		0

South Africa —7.30%
1,246,620	Growthpoint Properties Ltd., REIT	915,682
65,995	Mr Price Group Ltd.	534,869
99,900	MTN Group Ltd.	715,729

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2023

Shares		Value
10,642	Naspers Ltd., N Shares	$1,971,903
1,095,370	Old Mutual Ltd.	726,106

		4,864,289

Taiwan — 15.34%
141,143	Chailease Holding Co. Ltd.	1,038,017
148,000	Elite Material Co. Ltd.	889,866
119,583	Innodisk Corp.	1,236,210
29,703	Lotes Co. Ltd.	897,757
44,000	MediaTek, Inc.	1,140,750
90,000	Merida Industry Co. Ltd.	500,706
258,000	Taiwan Semiconductor Manufacturing Co. Ltd.	4,521,352

		10,224,658

Thailand — 1.24%
212,500	Kasikornbank Public Co. Ltd.	824,321

Turkey — 0.74%
37,638	BIM Birlesik Magazalar AS	292,327
50,641	KOC Holding AS	202,282

		494,609

United Arab Emirates — 1.34%
704,235	Aldar Properties PJSC	893,086

United States — 1.40%
300,300	Samsonite International SA*,(a)	931,156

Vietnam — 1.21%
365,950	Vinhomes JSC(a)	804,127

Total Common Stocks		64,792,451

(Cost $72,526,675)

Preferred Stocks — 1.60%
Brazil — 0.94%
87,600	Centrais Eletricas Brasileiras SA, Class B	626,350

Colombia — 0.66%
85,082	Banco Davivienda SA	440,300

Total Preferred Stocks		1,066,650

(Cost $1,334,901)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2023

Shares		Value
Investment Company — 1.36%
909,723	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	$909,723

Total Investment Company		909,723

(Cost $909,723)

Total Investments		$66,768,824
(Cost $74,771,299)(e) — 100.19%

Liabilities in excess of other assets — (0.19)%		(128,023)

NET ASSETS — 100.00%		$66,640,801

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	25.12%
Information Technology	23.03%
Consumer Discretionary	19.24%
Industrials	11.13%
Real Estate	5.39%
Materials	4.76%
Consumer Staples	4.17%
Communication Services	2.78%
Health Care	2.27%
Utilities	0.94%
Other*	1.17%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund

March 31,2023

Shares		Value

Common Stocks — 99.06%
Belgium — 5.66%
396,677	Anheuser-Busch InBev NV	$26,442,448

France — 4.88%
11,021	LVMH Moet Hennessy Louis Vuitton SE	10,116,270
85,756	Safran SA	12,695,033

		22,811,303

Germany — 3.06%
305,332	Deutsche Post AG	14,300,422

Hong Kong — 4.66%
2,074,224	AIA Group Ltd.	21,753,130

Ireland — 2.27%
106,336	Kerry Group Plc, Class A	10,604,388

Japan — 2.76%
137,298	MISUMI Group, Inc.	3,450,067
181,895	Nidec Corp.	9,466,000

		12,916,067

Luxembourg — 0.98%
68,653	Eurofins Scientific SE	4,596,985

Netherlands — 1.41%
4,134	Adyen NV*,(a)	6,587,235

Norway — 1.99%
327,043	Equinor ASA	9,297,316

Switzerland — 3.01%
49,173	Roche Holding AG	14,050,821

Taiwan — 4.54%
227,800	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,189,956

United Kingdom — 5.04%
63,025	Croda International Plc	5,065,541
169,192	InterContinental Hotels Group Plc	11,076,272
2,502,380	Legal & General Group Plc	7,401,062

		23,542,875

United States — 57.34%
146,260	Alphabet, Inc., Class A*	15,171,550

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2023

Shares		Value
107,500	Amazon.com, Inc.*	$11,103,675
38,100	American Water Works Co., Inc.	5,581,269
6,000	AutoZone, Inc.*	14,748,900
62,300	Blackstone, Inc.	5,472,432
120,800	Charles Schwab Corp. (The)	6,327,504
204,500	CSX Corp.	6,122,730
11,600	Danaher Corp.	2,923,664
137,100	EOG Resources, Inc.	15,715,773
45,512	Estee Lauder Cos, Inc. (The), Class A	11,216,888
252,750	Fortive Corp.	17,229,967
225,000	Incyte Corp.*	16,260,750
29,000	MarketAxess Holdings, Inc.	11,347,410
99,600	Microsoft Corp.	28,714,680
141,200	Morgan Stanley	12,397,360
51,200	NVIDIA Corp.	14,221,824
85,700	PepsiCo, Inc.	15,623,110
3,400	Thermo Fisher Scientific, Inc.	1,959,658
148,300	T-Mobile US, Inc.*	21,479,772
46,300	UnitedHealth Group, Inc.	21,880,917
55,100	Visa, Inc., Class A	12,422,846

		267,922,679

Zambia — 1.46%
296,809	First Quantum Minerals Ltd.	6,823,423

Total Common Stocks		462,839,048

(Cost $502,655,670)

Investment Company — 4.01%
18,735,873	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	18,735,873

Total Investment Company		18,735,873

(Cost $18,735,873)

Total Investments		$481,574,921
(Cost $521,391,543)(c) — 103.07%

Liabilities in excess of other assets — (3.07)%		(14,326,313)

NET ASSETS — 100.00%		$467,248,608

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.
(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2023

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	17.91%
Information Technology	13.73%
Consumer Staples	13.67%
Industrials	13.54%
Health Care	13.20%
Consumer Discretionary	10.07%
Communication Services	7.85%
Energy	5.35%
Materials	2.55%
Utilities	1.19%
Other*	0.94%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund

March 31, 2023

Shares		Value

Common Stocks — 101.74%

Belgium — 4.59%
2,812	Anheuser-Busch InBev NV	$187,448

France — 6.15%
129	LVMH Moet Hennessy Louis Vuitton SE	118,410
897	Safran SA	132,789

		251,199

Germany — 3.94%
3,434	Deutsche Post AG	160,834

Hong Kong — 2.89%
11,264	AIA Group Ltd.	118,130

Japan — 2.77%
2,179	Nidec Corp.	113,397

Netherlands — 1.56%
40	Adyen NV*,(a)	63,737

Norway — 2.04%
2,936	Equinor ASA	83,466

Singapore — 2.27%
3,736	DBS Group Holdings Ltd.	92,883

Switzerland — 3.95%
565	Roche Holding AG	161,444

Taiwan — 3.72%
1,635	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	152,088

United States — 67.86%
1,932	Alphabet, Inc., Class A*	200,406
1,330	Amazon.com, Inc.*	137,376
1,019	Blackstone, Inc.	89,509
2,237	Charles Schwab Corp. (The)	117,174
5,192	CSX Corp.	155,449
270	Danaher Corp.	68,051
353	Deere & Co.	145,747
1,196	EOG Resources, Inc.	137,097
718	Estee Lauder Cos, Inc. (The), Class A	176,958
981	Microsoft Corp.	282,822
1,717	Morgan Stanley	150,753

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund (cont.)

March 31, 2023

Shares		Value

682	NVIDIA Corp.	$189,439
1,086	PepsiCo, Inc.	197,978
808	Prologis, Inc., REIT	100,814
89	Thermo Fisher Scientific, Inc.	51,297
1,618	T-Mobile US, Inc.*	234,351
497	UnitedHealth Group, Inc.	234,877
458	Visa, Inc., Class A	103,261

		2,773,359

Total Common Stocks		4,157,985

(Cost $4,670,215)

Investment Company — 1.00%
40,927	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	40,927

Total Investment Company		40,927

(Cost $40,927)

Total Investments		$4,198,912
(Cost $4,711,142)(c) — 102.74%

Liabilities in excess of other assets — (2.74)%		(111,805)

NET ASSETS — 100.00%		$4,087,107

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	17.99%
Industrials	17.33%
Information Technology	15.27%
Consumer Staples	13.76%
Health Care	12.62%
Communication Services	10.64%
Consumer Discretionary	6.26%
Energy	5.40%
Real Estate	2.47%
Other*	(1.74)%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund

March 31, 2023

Shares		Value

Common Stocks — 99.00%
Australia — 5.39%
49,255	Rio Tinto Plc	$3,343,330
177,226	Woodside Energy Group Ltd.	3,959,257

		7,302,587

Austria — 1.67%
68,112	Erste Group Bank AG	2,256,508

Belgium — 4.44%
90,179	Anheuser-Busch InBev NV	6,011,323

China — 1.12%
108,646	Wanhua Chemical Group Co. Ltd., Class A	1,514,275

Denmark — 1.17%
18,533	Orsted A/S(a)	1,580,272

Finland — 1.33%
36,416	Neste Oyj	1,799,093

France — 5.62%
4,380	LVMH Moet Hennessy Louis Vuitton SE	4,020,439
24,213	Safran SA	3,584,412

		7,604,851

Germany — 2.62%
75,688	Deutsche Post AG	3,544,896

Hong Kong — 5.55%
716,400	AIA Group Ltd.	7,513,143

India — 4.46%
90,666	HDFC Bank Ltd., ADR	6,044,702

Indonesia — 1.74%
7,453,200	Bank Rakyat Indonesia Persero Tbk PT	2,361,567

Ireland — 3.55%
48,238	Kerry Group Plc, Class A	4,810,548
20	Kerry Group Plc, Class A	1,997

		4,812,545

Japan — 11.41%
315,500	Astellas Pharma, Inc.	4,482,409
89,300	MISUMI Group, Inc.	2,243,958

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2023

Shares		Value

72,302	Nidec Corp.	$3,762,670
145,000	Oriental Land Co. Ltd	4,964,690

		15,453,727

Luxembourg — 1.15%
23,223	Eurofins Scientific SE	1,555,005

Netherlands — 4.07%
1,758	Adyen NV*,(a)	2,801,248
21,443	Wolters Kluwer NV	2,706,891

		5,508,139

Norway — 3.48%
165,728	Equinor ASA	4,711,385

Singapore — 4.33%
235,890	DBS Group Holdings Ltd.	5,864,636

South Africa — 3.35%
24,485	Naspers Ltd., N Shares	4,536,933

Sweden — 4.36%
206,530	Essity AB, Class B	5,899,303

Switzerland — 5.65%
1,998	Partners Group Holding AG	1,881,562
20,176	Roche Holding AG	5,765,143

		7,646,705

Taiwan — 9.70%
6,397,555	E.Sun Financial Holding Co. Ltd.	5,327,701
84,018	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,815,355

		13,143,056

Thailand — 2.50%
3,586,100	Minor International Public Co. Ltd.*	3,390,241

United Kingdom — 8.22%
52,733	Croda International Plc	4,238,337
71,310	InterContinental Hotels Group Plc	4,668,359
751,827	Legal & General Group Plc	2,223,610

		11,130,306

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2023

Shares		Value

Zambia — 2.12%
124,762	First Quantum Minerals Ltd.	$2,868,187

Total Common Stocks		134,053,385

(Cost $137,184,467)

Rights/Warrants — 0.00%
Thailand — 0.00%
87,828	Minor International Public Co. Ltd., Warrants , Expire 12/31/24	9,247

Total Rights/Warrants		9,247

(Cost $0)

Investment Company — 0.06%
79,760	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	79,760

Total Investment Company		79,760

(Cost $79,760)

Total Investments		$134,142,392
(Cost $137,264,227)(c) — 99.06%

Other assets in excess of liabilities — 0.94%		1,268,224

NET ASSETS — 100.00%		$135,410,616

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	26.78%
Consumer Discretionary	15.93%
Consumer Staples	12.35%
Industrials	11.71%
Materials	8.84%
Health Care	8.72%
Energy	7.73%
Information Technology	5.77%
Utilities	1.17%
Other*	1.00%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund

March 31, 2023

Shares		Value
Common Stocks — 98.88%
Australia — 9.11%
12,500	BHP Group Ltd.	$395,174
2,950	CSL Ltd.	571,328
2,722	Macquarie Group Ltd.	322,284
4,016	Mineral Resources Ltd.	217,093
3,959	Rio Tinto Plc	268,730
27,977	Santos Ltd.	128,761

		1,903,370

China — 3.97%
79,800	Budweiser Brewing Co. APAC Ltd.(a)	242,858
134,000	CSPC Pharmaceutical Group Ltd.	131,362
9,300	Tencent Holdings Ltd.	454,485

		828,705

Denmark — 4.83%
457	Chr Hansen Holding A/S	34,764
5,097	Novo Nordisk A/S, Class B	809,513
3,243	Novozymes A/S, Class B	166,052

		1,010,329

Finland — 2.26%
10,010	Sampo Oyj, Class A	472,323

France — 9.51%
2,794	EssilorLuxottica SA	503,822
863	LVMH Moet Hennessy Louis Vuitton SE	792,155
2,279	Schneider Electric SE	380,875
5,246	TotalEnergies SE	309,324

		1,986,176

Hong Kong — 1.56%
31,000	AIA Group Ltd.	325,108

Ireland — 3.56%
14,211	Bank of Ireland Group Plc	143,791
2,866	CRH Plc	144,774
578	Flutter Entertainment Plc*	104,296
3,725	Ryanair Holdings Plc, ADR*	351,230

		744,091

Japan — 18.81%
8,200	Ajinomoto Co., Inc.	285,261
11,000	Daiichi Sankyo Co. Ltd.	401,254
7,700	Hitachi Ltd.	423,197
1,700	Hoya Corp.	187,871
23,000	Inpex Corp.	243,398
900	Keyence Corp.	441,098

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2023

Shares		Value
124,000	Mitsubishi UFJ Financial Group, Inc.	$794,675
7,000	Recruit Holdings Co. Ltd.	192,563
2,700	Sony Group Corp.	245,925
37,200	Tokio Marine Holdings, Inc.	715,913

		3,931,155

Netherlands — 9.39%
121	Adyen NV*,(a)	192,805
888	ASML Holding NV	605,126
4,663	Heineken NV	501,043
41,800	ING Groep NV	496,390
4,618	NN Group NV	167,679

		1,963,043

Norway — 2.86%
9,521	Aker BP ASA	233,503
13,193	DNB Bank ASA	236,099
8,244	Nordic Semiconductor ASA*	127,094

		596,696

Spain — 0.95%
2,965	Amadeus IT Group SA*	198,903

Sweden — 3.53%
12,370	Assa Abloy AB, Class B	296,292
15,032	Atlas Copco AB, Class A	190,431
21,885	Hexagon AB, Class B	251,883

		738,606

Switzerland — 6.27%
2,219	Nestle SA	270,564
1,581	Roche Holding AG	451,759
602	Sika AG	168,858
19,808	UBS Group AG	419,153

		1,310,334

Taiwan — 3.19%
38,000	Taiwan Semiconductor Manufacturing Co. Ltd.	665,936

United Kingdom — 19.08%
6,914	Ashtead Group Plc	424,554
1,869	AstraZeneca Plc	258,958
57,543	Barratt Developments Plc	331,148
3,823	DCC Plc	222,848
11,940	Diageo Plc	532,878
5,718	Experian Plc	188,281
7,020	Fevertree Drinks Plc	111,004
1,014	Linde Plc	356,407
6,213	London Stock Exchange Group Plc	603,467

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2023

Shares		Value
10,682	RELX Plc	$345,970
36,271	Schroders Plc	206,834
7,786	Unilever Plc	403,463

		3,985,812

Total Common Stocks		20,660,587

(Cost $19,764,804)

Investment Company — 0.82%
171,228	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	171,228

Total Investment Company		171,228

(Cost $171,228)

Total Investments		$20,831,815
(Cost $19,936,032)(c) — 99.70%

Other assets in excess of liabilities — 0.30%		62,196

NET ASSETS — 100.00%		$20,894,011

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	24.39%
Health Care	15.87%
Industrials	14.44%
Consumer Staples	11.23%
Information Technology	10.01%
Materials	8.38%
Consumer Discretionary	8.00%
Energy	4.38%
Communication Services	2.18%
Other*	1.12%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund

March 31, 2023

Shares		Value
Common Stocks — 98.24%
Australia — 5.28%
5,346	Altium Ltd.	$137,348
2,469	Mineral Resources Ltd.	133,467

		270,815

Belgium — 3.14%
23	Lotus Bakeries NV	160,971

China — 2.50%
105,000	China Overseas Property Holdings Ltd.	128,101

Denmark — 4.92%
985	Chr Hansen Holding A/S	74,930
3,321	Topdanmark AS	177,538

		252,468

Egypt — 1.26%
4,029	Energean Plc	64,682

France — 3.52%
644	Gaztransport Et Technigaz SA	65,899
629	Remy Cointreau SA	114,530

		180,429

Iceland — 3.13%
19,996	Marel HF(a)	81,764
17,315	Ossur HF*	78,604

		160,368

Indonesia — 1.84%
1,527,500	Sarana Menara Nusantara Tbk PT	94,490

Ireland — 1.98%
2,974	Keywords Studios Plc	101,406

Japan — 17.67%
1,500	As One Corp.	63,842
4,300	BayCurrent Consulting, Inc.	178,528
4,100	Milbon Co. Ltd.	169,089
4,500	Miura Co. Ltd.	115,412
7,800	Nihon M&A Center Holdings, Inc.	58,464
2,500	Organo Corp.	68,342
4,600	Rakus Co. Ltd.	66,808
29,800	SBI Global Asset Management Co., Ltd.	108,364
3,200	SMS Co. Ltd.	77,825

		906,674

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2023

Shares		Value
Korea — 1.96%
1,528	AfreecaTV Co. Ltd.	$100,427

Norway — 4.68%
2,787	Aker BP ASA	68,351
5,073	Nordic Semiconductor ASA*	78,208
8,790	Veidekke ASA	93,295

		239,854

Philippines — 3.67%
675,400	D&L Industries, Inc.	102,042
22,020	International Container Terminal Services, Inc.	86,459

		188,501

Spain — 2.72%
3,342	Laboratorios Farmaceuticos Rovi SA	139,537

Sweden — 8.27%
1,727	MIPS AB	87,573
4,919	Sdiptech AB, Class B*	114,301
10,356	Sweco AB, Class B	131,528
3,677	Thule Group AB(a)	90,697

		424,099

Taiwan — 6.34%
21,000	Chailease Holding Co. Ltd.	154,442
3,000	Voltronic Power Technology Corp.	170,831

		325,273

Thailand — 4.30%
1,700	Fabrinet*	201,892
12,300	Moshi Moshi Retail Corp. Plc*	18,975

		220,867

United Kingdom — 21.06%
5,300	Abcam Plc, ADR*	71,338
13,043	Auto Trader Group Plc	99,488
17,960	Barratt Developments Plc	103,356
3,022	Cranswick Plc	112,488
2,843	Dechra Pharmaceuticals Plc	93,078
4,727	Fevertree Drinks Plc	74,746
12,016	GB Group Plc	44,427
17,622	Howden Joinery Group Plc	152,157
41,696	Ibstock Plc(a)	89,040
5,638	Liontrust Asset Management Plc	71,313

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2023

Shares		Value

10,439	Rightmove Plc	$72,662
5,990	Softcat Plc	96,222

		1,080,315

Total Common Stocks		5,039,277

(Cost $4,908,273)

Investment Company — 2.21%
113,376	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	113,376

Total Investment Company		113,376

(Cost $113,376)

Total Investments		$5,152,653
(Cost $5,021,649)(c) — 100.45%

Liabilities in excess of other assets — (0.45)%		(23,265)

NET ASSETS — 100.00%		$5,129,388

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Industrials	25.91%
Information Technology	14.16%
Consumer Staples	12.32%
Financials	9.97%
Health Care	8.70%
Materials	7.79%
Communication Services	7.15%
Consumer Discretionary	5.86%
Energy	3.88%
Real Estate	2.50%
Other*	1.76%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund

March 31, 2023

Shares		Value

Common Stocks — 96.27%
China — 94.31%
6,000	360 DigiTech, Inc., ADR	$116,400
32,058	Alibaba Group Holding Ltd.*	406,030
10,100	Anhui Guangxin Agrochemical Co. Ltd., Class A	48,531
3,400	Anjoy Foods Group Co. Ltd., Class A	81,084
10,408	Baidu, Inc., Class A*	196,100
56,000	Beijing Dabeinong Technology Group Co. Ltd., Class A*	63,666
3,500	BYD Co. Ltd., Class H	102,957
31,500	China Merchants Bank Co. Ltd., Class H	159,958
10,500	China Resources Beer Holdings Co. Ltd.	84,351
29,197	China Resources Land Ltd.	132,958
18,200	CITIC Securities Co. Ltd., Class A	54,318
31,900	CSPC Innovation Pharmaceutical Co. Ltd., Class A	94,949
48,000	Guangdong Investment Ltd.	49,103
31,900	Guanghui Energy Co. Ltd., Class A	42,948
2,295	Hangzhou Honghua Digital Technology Stock Co. Ltd., Class A	56,476
12,400	Hundsun Technologies, Inc., Class A	96,093
12,660	Hygeia Healthcare Holdings Co. Ltd.*,(a)	90,272
3,726	InnoCare Pharma Ltd.*,(a)	3,973
2,500	JD.com, Inc., Class A	54,590
23,400	Jiangsu Eastern Shenghong Co. Ltd., Class A	46,324
3,495	Kanzhun Ltd., ADR*	66,510
5,000	KE Holdings, Inc., ADR*	94,200
10,600	Kingsoft Corp. Ltd.	52,109
4,500	Li Ning Co. Ltd.	35,388
15,600	Longshine Technology Group Co. Ltd., Class A	60,812
17,800	Luxshare Precision Industry Co. Ltd., Class A	78,630
7,491	Meituan, Class B*,(a)	135,903
12,500	NARI Technology Co. Ltd., Class A	49,284
3,400	NetEase, Inc.	60,020
17,524	New Horizon Health Ltd.*,(a)	60,728
1,807	PDD Holdings, Inc. , ADR*	137,151
16,747	Ping An Insurance Group Co. of China Ltd., Series H	108,340
9,300	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	47,715
6,800	Shanghai International Airport Co. Ltd., Class A*	55,170
33,899	Shanghai Liangxin Electrical Co. Ltd., Class A	62,955
4,800	Shenyang Xingqi Pharmaceutical Co. Ltd., Class A	91,915
4,100	Shenzhen Inovance Technology Co. Ltd., Class A	42,003
1,000	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	45,372
6,533	Shenzhou International Group Holdings Ltd.	68,532
15,200	Sinoseal Holding Co. Ltd., Class A	95,791
10,600	Sunresin New Materials Co. Ltd., Class A	146,709
9,246	Tencent Holdings Ltd.	451,846
2,672	Trip.com Group Ltd.*	100,663
3,600	Wuliangye Yibin Co. Ltd., Class A	102,853
6,500	Wuxi Biologics Cayman, Inc.*,(a)	40,053
23,500	Zhuzhou Kibing Group Co. Ltd., Class A	35,726

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund (cont.)

March 31, 2023

Shares		Value

30,777	Zijin Mining Group Co. Ltd., Class H	$51,347
3,400	ZTO Express Cayman, Inc., ADR	97,444

		4,456,250

Hong Kong — 0.49%
2,200	AIA Group Ltd.	23,072

Korea — 1.47%
1,018	SK Hynix, Inc.	69,667

Total Common Stocks		4,548,989

(Cost $4,421,692)
Total Investments		$4,548,989
(Cost $4,421,692)(b) — 96.27%
Other assets in excess of liabilities — 3.73%		176,140

NET ASSETS — 100.00%		$4,725,129

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund (cont.)

March 31, 2023

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Consumer Discretionary	22.04%
Communication Services	17.49%
Industrials	10.48%
Financials	9.78%
Health Care	9.04%
Materials	7.21%
Consumer Staples	7.03%
Information Technology	6.45%
Real Estate	4.80%
Utilities	1.04%
Energy	0.91%
Other*	3.73%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities
March 31, 2023

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Ex-China Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $2,212,765,915 and $31,447,428, respectively)	$2,118,336,247	$32,858,287
Affiliated investments (cost $0 and $950,554, respectively)	—	950,554
Cash	—	1
Foreign currency, at value (cost $17 and $0, respectively)	17	—
Interest and dividend receivable	7,372,851	109,888
Receivable from advisor	—	24,733
Receivable for capital shares issued	5,725,516	—
Prepaid expenses and other assets	53,401	4,767

Total Assets	2,131,488,032	33,948,230

Liabilities:
Cash overdraft	170,185	—
Current tax payable	8,192,460	—
Professional fees payable	74,301	3,126
Distributions payable	2	—
Payable for capital shares redeemed	536,981	—
Payable for investments purchased	42,497	—
Accrued expenses and other payables:
Investment advisory fees	1,075,271	—
Accounting fees	36,558	10,765
Audit fees	32,766	27,871
Trustees’ fees	55,405	366
Distribution fees	69,883	363
Custodian fees	206,806	10,692
Transfer agent fees	701,902	3,762
Other	57,851	9,391

Total Liabilities	11,252,868	66,336

Net Assets	$2,120,235,164	$33,881,894

Net Assets Consists of:
Capital	$2,299,357,355	$32,406,934
Accumulated earnings	(179,122,191)	1,474,960

Net Assets	$2,120,235,164	$33,881,894

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Ex-China Equity Fund
Net Assets
Class A	$124,373,242	$520,106
Class I	1,751,023,066	32,320,840
Class R6	244,838,856	1,040,948

Total	$2,120,235,164	$33,881,894

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	10,492,218	50,000
Class I	145,374,841	3,104,547
Class R6	20,226,509	100,000

Total	176,093,568	3,254,547

Net Asset Values and Redemption Prices Per Share:
Class A	$11.85	$10.40

Class I	$12.04	$10.41

Class R6	$12.10	$10.41

Maximum Offering Price Per Share:
Class A	$12.57	$11.03

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)
March 31, 2023

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $73,861,576 and $502,655,670, respectively)	$65,859,101	$462,839,048
Affiliated investments (cost $909,723 and $18,735,873, respectively)	909,723	18,735,873
Cash	4	95,680
Foreign currency, at value (cost $209,204 and $35, respectively)	208,987	39
Interest and dividend receivable	332,845	966,749
Receivable from advisor	5,103	—
Receivable for capital shares issued	8,568	604,467
Receivable for investments sold	496,023	4,263,599
Prepaid expenses and other assets	29,649	26,254

Total Assets	67,850,003	487,531,709

Liabilities:
Current tax payable	113,295	—
Professional fees payable	39,802	4,568
Payable for capital shares redeemed	47,727	95,616
Payable for investments purchased	907,563	19,837,070
Accrued expenses and other payables:
Investment advisory fees	—	187,691
Accounting fees	11,177	15,833
Audit fees	24,766	40,766
Trustees’ fees	1,696	12,037
Distribution fees	20	98
Custodian fees	41,393	4,952
Shareholder reports	4,289	4,107
Transfer agent fees	1,221	64,003
Other	16,253	16,360

Total Liabilities	1,209,202	20,283,101

Net Assets	$66,640,801	$467,248,608

Net Assets Consists of:
Capital	$79,593,092	$545,736,720
Accumulated earnings	(12,952,291)	(78,488,112)

Net Assets	$66,640,801	$467,248,608

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)
March 31, 2023

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Net Assets
Class A	$14,155	$20,114
Class I	64,106,247	313,879,169
Class R6	2,520,399	153,349,325

Total	$66,640,801	$467,248,608

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,834	1,193
Class I	8,291,742	18,592,553
Class R6	339,998	9,052,821

Total	8,633,574	27,646,567

Net Asset Values and Redemption Prices Per Share:
Class A	$7.72	$16.86

Class I	$7.73	$16.88

Class R6	$7.41	$16.94

Maximum Offering Price Per Share:
Class A	$8.19	$17.89

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $4,670,215 and $137,184,467, respectively)	$4,157,985	$134,062,632
Affiliated investments (cost $40,927 and $79,760, respectively)	40,927	79,760
Cash	1,249	—
Foreign currency, at value (cost $0 and $48, respectively)	—	53
Interest and dividend receivable	5,187	1,263,244
Receivable for capital shares issued	—	22,000
Receivable for investments sold	8,805	592,451
Prepaid expenses and other assets	24,540	24,221

Total Assets	4,238,693	136,044,361

Liabilities:
Foreign currency overdraft, at value (cost $5 and $0, respectively)	5	—
Professional fees payable	2,130	15,013
Payable for capital shares redeemed	—	24,236
Payable for investments purchased	77,291	403,218
Accrued expenses and other payables:
Investment advisory fees	14,390	43,710
Accounting fees	10,417	11,963
Audit fees	32,165	40,766
Trustees’ fees	101	3,376
Distribution fees	2,666	111
Custodian fees	1,176	10,745
Shareholder reports	4,521	4,307
Transfer agent fees	1,757	61,155
Other	4,967	15,145

Total Liabilities	151,586	633,745

Net Assets	$4,087,107	$135,410,616

Net Assets Consists of:
Capital	$5,025,175	$140,974,655
Accumulated earnings	(938,068)	(5,564,039)

Net Assets	$4,087,107	$135,410,616

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Net Assets
Class A	$815,206	$140,007
Class I	2,453,530	129,859,327
Class R6	818,371	5,411,282

Total	$4,087,107	$135,410,616

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	100,633	13,944
Class I	302,718	12,829,782
Class R6	100,960	530,040

Total	504,311	13,373,766

Net Asset Values and Redemption Prices Per Share:
Class A	$8.10	$10.04

Class I	$8.11	$10.12

Class R6	$8.11	$10.21

Maximum Offering Price Per Share:
Class A	$8.59	$10.65

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC International Equity Fund	RBC International Small Cap Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $19,764,804 and $4,908,273, respectively)	$20,660,587	$5,039,277
Affiliated investments (cost $171,228 and $113,376, respectively)	171,228	113,376
Cash	4	5
Foreign currency, at value (cost $14,696 and $1,919, respectively)	14,663	1,913
Interest and dividend receivable	70,990	7,711
Receivable from advisor	28,389	37,921
Receivable for investments sold	7,706	—
Prepaid expenses and other assets	23,252	11,433

Total Assets	20,976,819	5,211,636

Liabilities:
Professional fees payable	4,461	4,543
Accrued expenses and other payables:
Accounting fees	10,616	10,429
Audit fees	27,863	27,863
Trustees’ fees	248	124
Distribution fees	743	367
Custodian fees	12,381	16,258
Transfer agent fees	1,776	1,775
Other	24,720	20,889

Total Liabilities	82,808	82,248

Net Assets	$20,894,011	$5,129,388

Net Assets Consists of:
Capital	$19,993,568	$4,997,653
Accumulated earnings	900,443	131,735

Net Assets	$20,894,011	$5,129,388

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC International Equity Fund	RBC International Small Cap Equity Fund
Net Assets
Class A	$1,043,969	$512,589
Class I	18,282,724	3,590,728
Class R6	1,567,318	1,026,071

Total	$20,894,011	$5,129,388

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	100,000	50,000
Class I	1,750,000	350,000
Class R6	150,000	100,000

Total	2,000,000	500,000

Net Asset Values and Redemption Prices Per Share:
Class A	$10.44	$10.25

Class I	$10.45	$10.26

Class R6	$10.45	$10.26

Maximum Offering Price Per Share:
Class A	$11.08	$10.88

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

RBC China Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $4,421,692)	$4,548,989
Cash	138,072
Foreign currency, at value (cost $10)	10
Interest and dividend receivable	196
Receivable from advisor	31,676
Receivable for investments sold	28,018
Prepaid expenses and other assets	40,502

Total Assets	4,787,463

Liabilities:
Professional fees payable	3,075
Payable for investments purchased	6,931
Accrued expenses and other payables:
Accounting fees	9,006
Audit fees	36,800
Trustees’ fees	119
Distribution fees	1,135
Shareholder reports	3,381
Transfer agent fees	1,747
Other	140

Total Liabilities	62,334

Net Assets	$4,725,129

Net Assets Consists of:
Capital	$5,032,931
Accumulated earnings	(307,802)

Net Assets	$4,725,129

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

RBC China Equity Fund
Net Assets
Class A	$471,439
Class I	3,308,070
Class R6	945,620

Total	$4,725,129

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	50,419
Class I	353,593
Class R6	101,064

Total	505,076

Net Asset Values and Redemption Prices Per Share:
Class A	$9.35

Class I	$9.36

Class R6	$9.36

Maximum Offering Price Per Share:
Class A	$9.92

Maximum Sales Charge - Class A	5.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2023

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Ex-China Equity Fund(a)
Investment Income:
Interest income	$215,553	$17,153
Dividend income - unaffiliated	65,067,803	151,922
Dividend income - affiliated	331,332	12,022
Foreign tax withholding	(7,800,307)	(23,835)

Total Investment Income	57,814,381	157,262
Expenses:
Investment advisory fees	17,686,840	68,465
Distribution fees–Class A	545,241	363
Accounting fees	185,371	15,386
Audit fees	36,800	27,871
Custodian fees	1,014,543	15,802
Insurance fees	9,795	—
Legal fees	199,360	13,457
Registrations and filing fees	100,458	1,552
Shareholder reports	279,641	9,570
Transfer agent fees–Class A	1,483,109	2,680
Transfer agent fees–Class I	2,238,550	8,837
Transfer agent fees–Class R6	4,053	2,676
Trustees’ fees and expenses	163,311	749
Tax expense	58,014	4,544
Offering fees	—	20,911
Other fees	140,336	2,611

Total expenses before fee waiver/reimbursement	24,145,422	195,474
Expenses waived/reimbursed by:
Advisor	(4,079,779)	(120,324)

Net expenses	20,065,643	75,150

Net Investment Income	37,748,738	82,112

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(41,977,730)	66,872
Foreign currency transactions	(1,908,170)	(92,574)
Foreign tax	(5,383,853)	—

Net realized losses	(49,269,753)	(25,702)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(147,232,034)	1,410,859
Foreign currency	67,758	(490)
Foreign tax	1,796,819	—

Net unrealized gains/(losses)	(145,367,457)	1,410,369

Change in net assets resulting from operations	$(156,888,472)	$1,466,779

(a)	For the period from December 15, 2022 (commencement of operations) to March 31, 2023.

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2023

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Investment Income:
Interest income	$12,206	$85,895
Dividend income - unaffiliated	2,727,339	7,364,950
Dividend income - affiliated	814	94,077
Foreign tax withholding	(251,698)	(650,385)

Total Investment Income	2,488,661	6,894,537
Expenses:
Investment advisory fees	522,536	3,161,219
Distribution fees–Class A	21	50
Accounting fees	74,118	77,970
Audit fees	36,800	36,800
Custodian fees	113,343	56,399
Insurance fees	3,466	3,472
Legal fees	64,294	44,112
Registrations and filing fees	55,331	53,840
Shareholder reports	50,426	38,293
Transfer agent fees–Class A	1,500	3,894
Transfer agent fees–Class I	66,903	337,344
Transfer agent fees–Class R6	3,519	4,793
Trustees’ fees and expenses	4,912	36,712
Tax expense	25,150	5,508
Other fees	8,582	26,126

Total expenses before fee waiver/reimbursement	1,030,901	3,886,532
Expenses waived/reimbursed by:
Advisor	(413,059)	(332,560)

Net expenses	617,842	3,553,972

Net Investment Income	1,870,819	3,340,565

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(4,758,525)	(33,323,368)
Foreign currency transactions	(150,232)	(531,774)
Foreign tax	(60,493)	—

Net realized losses	(4,969,250)	(33,855,142)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(937,452)	(38,616,256)
Foreign currency	(2,473)	21,906
Foreign tax	(9,318)	—

Net unrealized losses	(949,243)	(38,594,350)

Change in net assets resulting from operations	$(4,047,674)	$(69,108,927)

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2023

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Investment Income:
Interest income	$—	$20,784
Dividend income - unaffiliated	69,801	3,834,893
Dividend income - affiliated	1,278	35,910
Foreign tax withholding	(5,629)	(407,740)

Total Investment Income	65,450	3,483,847
Expenses:
Investment advisory fees	25,978	969,996
Distribution fees–Class A	1,995	271
Accounting fees	45,809	63,981
Audit fees	37,000	36,800
Custodian fees	—	73,481
Insurance fees	2,662	3,469
Legal fees	13,970	12,463
Registrations and filing fees	31,734	54,535
Shareholder reports	47,750	33,846
Transfer agent fees–Class A	2,152	4,105
Transfer agent fees–Class I	—	192,609
Transfer agent fees–Class R6	2,151	3,562
Trustees’ fees and expenses	—	10,019
Tax expense	744	12,756
Offering fees	77,013	—
Other fees	6,621	10,881

Total expenses before fee waiver/reimbursement	295,579	1,482,774
Expenses waived/reimbursed by:
Advisor	(264,021)	(378,285)

Net expenses	31,558	1,104,489

Net Investment Income	33,892	2,379,358

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(238,340)	6,003,206
Foreign currency transactions	(2,771)	(480,152)

Net realized gains/(losses)	(241,111)	5,523,054
Net change in unrealized appreciation/ (depreciation) on:
Investments	(224,506)	(24,126,803)
Foreign currency	56	4,693

Net unrealized losses	(224,450)	(24,122,110)

Change in net assets resulting from operations	$(431,669)	$(16,219,698)

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2023

	RBC International Equity Fund(a)	RBC International Small Cap Equity Fund(a)
Investment Income:
Interest income	$44	$—
Dividend income - unaffiliated	170,895	19,427
Dividend income - affiliated	10,079	3,041
Foreign tax withholding	(12,390)	(2,442)

Total Investment Income	168,628	20,026
Expenses:
Investment advisory fees	41,054	13,073
Distribution fees–Class A	744	367
Accounting fees	15,690	15,466
Audit fees	27,863	27,863
Custodian fees	15,972	18,877
Legal fees	13,282	12,983
Registrations and filing fees	1,597	1,598
Shareholder reports	9,704	9,683
Transfer agent fees–Class A	2,680	2,680
Transfer agent fees–Class I	2,680	2,680
Transfer agent fees–Class R6	2,680	2,680
Trustees’ fees and expenses	506	188
Tax expense	4,543	4,543
Offering fees	21,471	21,471
Other fees	2,613	2,603

Total expenses before fee waiver/reimbursement	163,079	136,755
Expenses waived/reimbursed by:
Advisor	(115,648)	(122,030)

Net expenses	47,431	14,725

Net Investment Income	121,197	5,301

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(23,470)	13,404
Foreign currency transactions	(100,033)	(20,317)

Net realized losses	(123,503)	(6,913)
Net change in unrealized appreciation/ (depreciation) on:
Investments	895,783	131,004
Foreign currency	534	(4)

Net unrealized gains	896,317	131,000

Change in net assets resulting from operations	$894,011	$129,388

(a)	For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2023

RBC China Equity Fund(a)
Investment Income:
Interest income	$1,297
Dividend income	102,383
Foreign tax withholding	(3,230)

Total Investment Income	100,450
Expenses:
Investment advisory fees	36,363
Distribution fees–Class A	1,135
Accounting fees	50,823
Audit fees	36,800
Custodian fees	8,682
Insurance fees	2,662
Legal fees	30,183
Registrations and filing fees	8,580
Shareholder reports	52,995
Transfer agent fees–Class A	4,943
Transfer agent fees–Class I	4,942
Transfer agent fees–Class R6	4,942
Trustees’ fees and expenses	350
Tax expense	4,500
Offering fees	92,955
Other fees	8,006

Total expenses before fee waiver/reimbursement	348,861
Expenses waived/reimbursed by:
Advisor	(300,454)

Net expenses	48,407

Net Investment Income	52,043

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(448,361)
Foreign currency transactions	(5,850)

Net realized losses	(454,211)
Net change in unrealized appreciation on investments	127,297

Net realized/unrealized losses	(326,914)

Change in net assets resulting from operations	$(274,871)

(a)  For the period from April 11, 2022 (commencement of operations) to March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$37,748,738	$27,165,966
Net realized losses from investments and foreign currency	(49,269,753)	(18,649,943)
Net change in unrealized depreciation on investments and foreign currency	(145,367,457)	(363,376,096)

Change in net assets resulting from operations	(156,888,472)	(354,860,073)

Distributions to Shareholders:
Class A	(977,762)	(7,375,551)
Class I	(22,625,012)	(59,331,717)
Class R6	(2,923,824)	(7,112,253)

Change in net assets resulting from shareholder distributions	(26,526,598)	(73,819,521)

Capital Transactions:
Proceeds from shares issued	659,865,763	973,876,127
Distributions reinvested	23,706,699	68,477,810
Cost of shares redeemed	(1,036,626,850)	(620,079,112)

Change in net assets resulting from capital transactions	(353,054,388)	422,274,825

Net decrease in net assets	(536,469,458)	(6,404,769)
Net Assets:
Beginning of year	2,656,704,622	2,663,109,391

End of year	$2,120,235,164	$2,656,704,622

Share Transactions:
Issued	57,942,703	68,999,419
Reinvested	2,081,272	5,190,955
Redeemed	(92,509,478)	(44,518,567)

Change in shares resulting from capital transactions	(32,485,503)	29,671,807

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

RBC Emerging Markets Ex-China Equity Fund
For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$82,112
Net realized losses from investments and foreign currency	(25,702)
Net change in unrealized appreciation on investments and foreign currency	1,410,369

Change in net assets resulting from operations	1,466,779

Capital Transactions:
Proceeds from shares issued	32,415,115
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	32,415,115

Net increase in net assets	33,881,894
Net Assets:
Beginning of period	—

End of period	$33,881,894

Share Transactions:
Issued	3,254,547
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	3,254,547

(a)  For the period from December 15, 2022 (commencement of operations) to March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$1,870,819	$975,691
Net realized gains/(losses) from investments and foreign currency	(4,969,250)	6,203,699
Net change in unrealized depreciation on investments and foreign currency	(949,243)	(15,719,504)

Change in net assets resulting from operations	(4,047,674)	(8,540,114)

Distributions to Shareholders:
Class A	(614)	—
Class I	(4,205,317)	(6,390,198)
Class R6	(164,015)	(369,306)

Change in net assets resulting from shareholder distributions	(4,369,946)	(6,759,504)

Capital Transactions:
Proceeds from shares issued	18,578,022	63,889,887
Distributions reinvested	4,168,652	6,757,845
Cost of shares redeemed	(23,236,066)	(23,762,488)

Change in net assets resulting from capital transactions	(489,392)	46,885,244

Net increase/(decrease) in net assets	(8,907,012)	31,585,626
Net Assets:
Beginning of year	75,547,813	43,962,187

End of year	$66,640,801	$75,547,813

Share Transactions:
Issued	2,464,598	6,115,971
Reinvested	565,799	722,842
Redeemed	(2,987,061)	(2,173,190)

Change in shares resulting from capital transactions	43,336	4,665,623

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Opportunities Fund

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$3,340,565	$1,289,508
Net realized gains/(losses) from investments and foreign currency	(33,855,142)	9,767,561
Net change in unrealized depreciation on investments and foreign currency	(38,594,350)	(28,995,967)

Change in net assets resulting from operations	(69,108,927)	(17,938,898)

Distributions to Shareholders:
Class A	(5)	(723)
Class I	(759,651)	(17,271,661)
Class R6	(546,878)	(11,981,425)

Change in net assets resulting from shareholder distributions	(1,306,534)	(29,253,809)

Capital Transactions:
Proceeds from shares issued	109,866,252	453,003,623
Distributions reinvested	1,017,623	25,973,331
Cost of shares redeemed	(150,203,075)	(119,372,553)

Change in net assets resulting from capital transactions	(39,319,200)	359,604,401

Net increase/(decrease) in net assets	(109,734,661)	312,411,694
Net Assets:
Beginning of year	576,983,269	264,571,575

End of year	$467,248,608	$576,983,269

Share Transactions:
Issued	6,544,970	21,011,273
Reinvested	61,557	1,234,223
Redeemed	(9,111,454)	(5,708,564)

Change in shares resulting from capital transactions	(2,504,927)	16,536,932

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Equity Leaders Fund

	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022(a)
From Investment Activities
Operations:
Net investment income	$33,892	$4,232
Net realized losses from investments and foreign currency	(241,111)	(197,739)
Net change in unrealized depreciation on investments and foreign currency	(224,450)	(287,717)

Change in net assets resulting from operations	(431,669)	(481,224)

Distributions to Shareholders:
Class A	(4,991)	—
Class I	(21,414)	—
Class R6	(7,568)	—

Change in net assets resulting from shareholder distributions	(33,973)	—

Capital Transactions:
Proceeds from shares issued	—	5,000,000
Distributions reinvested	33,973	—
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	33,973	5,000,000

Net increase/(decrease) in net assets	(431,669)	4,518,776
Net Assets:
Beginning of year	4,518,776	—

End of year	$4,087,107	$4,518,776

Share Transactions:
Issued	—	500,000
Reinvested	4,311	—
Redeemed	—	—

Change in shares resulting from capital transactions	4,311	500,000

(a)  For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Opportunities Fund

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$2,379,358	$1,319,684
Net realized gains from investments and foreign currency	5,523,054	7,169,074
Net change in unrealized depreciation on investments and foreign currency	(24,122,110)	(21,409,396)

Change in net assets resulting from operations	(16,219,698)	(12,920,638)

Distributions to Shareholders:
Class A	(6,886)	(6,022)
Class I	(6,433,994)	(10,507,947)
Class R6	(240,898)	(282,283)

Change in net assets resulting from shareholder distributions	(6,681,778)	(10,796,252)

Capital Transactions:
Proceeds from shares issued	68,352,360	67,005,546
Distributions reinvested	4,853,068	7,906,846
Cost of shares redeemed	(93,146,243)	(43,771,004)

Change in net assets resulting from capital transactions	(19,940,815)	31,141,388

Net increase/(decrease) in net assets	(42,842,291)	7,424,498
Net Assets:
Beginning of year	178,252,907	170,828,409

End of year	$135,410,616	$178,252,907

Share Transactions:
Issued	6,838,330	4,994,318
Reinvested	497,530	628,367
Redeemed	(9,304,282)	(3,450,230)

Change in shares resulting from capital transactions	(1,968,422)	2,172,455

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

RBC International Equity Fund
For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$121,197
Net realized losses from investments and foreign currency	(123,503)
Net change in unrealized appreciation on investments and foreign currency	896,317

Change in net assets resulting from operations	894,011

Capital Transactions:
Proceeds from shares issued	20,000,000
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	20,000,000

Net increase in net assets	20,894,011
Net Assets:
Beginning of period	—

End of period	$20,894,011

Share Transactions:
Issued	2,000,000
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	2,000,000

(a)  For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

RBC International Small Cap Equity Fund
For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$5,301
Net realized losses from investments and foreign currency	(6,913)
Net change in unrealized appreciation on investments and foreign currency	131,000

Change in net assets resulting from operations	129,388

Capital Transactions:
Proceeds from shares issued	5,000,000
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,000,000

Net increase in net assets	5,129,388
Net Assets:
Beginning of period	—

End of period	$5,129,388

Share Transactions:
Issued	500,000
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	500,000

(a)  For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

RBC China Equity Fund
For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$52,043
Net realized losses from investments and foreign currency	(454,211)
Net change in unrealized appreciation on investments	127,297

Change in net assets resulting from operations	(274,871)

Distributions to Shareholders:
Class A	(3,788)
Class I	(32,480)
Class R6	(9,618)

Change in net assets resulting from shareholder distributions	(45,886)

Capital Transactions:
Proceeds from shares issued	5,000,000
Distributions reinvested	45,886
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,045,886

Net increase in net assets	4,725,129
Net Assets:
Beginning of period	—

End of period	$4,725,129

Share Transactions:
Issued	500,000
Reinvested	5,076
Redeemed	—

Change in shares resulting from capital transactions	505,076

(a)  For the period from April 11, 2022 (commencement of operations) to March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$12.52	0.18	(0.76)	—	(0.58)	(0.09)	—	(0.09)	$11.85
Year Ended 3/31/22	14.64	0.11	(1.88)	—(b)	(1.77)	(0.15)	(0.20)	(0.35)	12.52
Year Ended 3/31/21	9.50	—(b)	5.25	—(b)	5.25	(0.11)	—	(0.11)	14.64
Year Ended 3/31/20	11.82	0.38(c)	(2.33)	—	(1.95)	(0.36)	(0.01)	(0.37)	9.50
Year Ended 3/31/19	13.05	0.21	(0.56)	—	(0.35)	(0.10)	(0.78)	(0.88)	11.82
Class I
Year Ended 3/31/23	$12.76	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	$12.04
Year Ended 3/31/22	14.91	0.14	(1.91)	—(b)	(1.77)	(0.18)	(0.20)	(0.38)	12.76
Year Ended 3/31/21	9.67	0.07	5.32	—(b)	5.39	(0.15)	—	(0.15)	14.91
Year Ended 3/31/20	12.01	0.44(c)	(2.39)	—	(1.95)	(0.38)	(0.01)	(0.39)	9.67
Year Ended 3/31/19	13.26	0.18	(0.51)	—	(0.33)	(0.14)	(0.78)	(0.92)	12.01
Class R6
Year Ended 3/31/23	$12.82	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	$12.10
Year Ended 3/31/22	14.98	0.15	(1.93)	—	(1.78)	(0.18)	(0.20)	(0.38)	12.82
Year Ended 3/31/21	9.72	0.07	5.34	—	5.41	(0.15)	—	(0.15)	14.98
Year Ended 3/31/20	12.07	0.38(c)	(2.34)	—	(1.96)	(0.38)	(0.01)	(0.39)	9.72
Year Ended 3/31/19	13.31	0.18	(0.50)	—	(0.32)	(0.14)	(0.78)	(0.92)	12.07

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/23	(4.57)%	$ 124,373	1.13%	1.56%	1.82%	19%
Year Ended 3/31/22	(12.17)%	297,037	1.13%	0.77%	1.68%	14%
Year Ended 3/31/21	55.33%	287,862	1.13%	0.00%	1.45%	15%
Year Ended 3/31/20	(17.22)%	19,435	1.13%	3.19%(c)	1.36%	20%
Year Ended 3/31/19	(1.90)%	14,815	1.13%	1.74%	1.47%	19%
Class I
Year Ended 3/31/23	(4.38)%	$1,751,023	0.88%	1.73%	1.03%	19%
Year Ended 3/31/22	(11.97)%	2,111,110	0.88%	1.01%	0.99%	14%
Year Ended 3/31/21	55.77%	2,069,695	0.88%	0.57%	0.99%	15%
Year Ended 3/31/20	(16.97)%	1,047,077	0.88%	3.65%(c)	1.02%	20%
Year Ended 3/31/19	(1.71)%	766,141	0.88%	1.46%	1.08%	19%
Class R6
Year Ended 3/31/23	(4.36)%	$244,839	0.88%	1.70%	0.90%	19%
Year Ended 3/31/22	(11.99)%	248,557	0.88%	1.05%	0.88%	14%
Year Ended 3/31/21	55.70%	305,553	0.88%	0.58%	0.88%	15%
Year Ended 3/31/20	(16.97)%	146,156	0.88%	3.20%(c)	0.91%	20%
Year Ended 3/31/19	(1.62)%	99,198	0.88%	1.47%	0.98%	19%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets ex-China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Period Ended 3/31/23(b)	$10.00	0.03	0.37	0.40	—	$10.40
Class I
Period Ended 3/31/23(b)	$10.00	0.03	0.38	0.41	—	$10.41
Class R6
Period Ended 3/31/23(b)	$10.00	0.04	0.37	0.41	—	$10.41

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 15, 2022 (commencement of operations) to March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets ex-China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Period Ended 3/31/23(b)	4.00%(c)	$ 520	1.13%(d)	1.06%(d)	4.27%(d)	2%
Class I
Period Ended 3/31/23(b)	4.10%(c)	$32,321	0.88%(d)	0.94%(d)	2.22%(d)	2%
Class R6
Period Ended 3/31/23(b)	4.10%(c)	$ 1,041	0.88%(d)	1.31%(d)	3.10%(d)	2%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 15, 2022 (commencement of operations) to March 31, 2023. (c) Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 3/31/23(b)	$8.62	0.12		(0.50)	(0.38)	—	(0.52)	(0.52)	$ 7.72
Class I
Year Ended 3/31/23	$8.81	0.22		(0.78)	(0.56)	—	(0.52)	(0.52)	$ 7.73
Year Ended 3/31/22	11.22	0.15		(1.30)	(1.15)	(0.18)	(1.08)	(1.26)	8.81
Year Ended 3/31/21	6.42	0.08		4.76	4.84	(0.03)	(0.01)	(0.04)	11.22
Year Ended 3/31/20	8.74	0.33(c	)	(2.31)	(1.98)	(0.34)	—	(0.34)	6.42
Year Ended 3/31/19	10.17	0.21		(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	8.74
Class R6
Year Ended 3/31/23	$8.46	0.22		(0.75)	(0.53)	—	(0.52)	(0.52)	$ 7.41
Year Ended 3/31/22	10.90	0.19		(1.29)	(1.10)	(0.26)	(1.08)	(1.34)	8.46
Year Ended 3/31/21	6.42	0.12		4.68	4.80	(0.31)	(0.01)	(0.32)	10.90
Year Ended 3/31/20	8.74	0.34(c	)	(2.31)	(1.97)	(0.35)	—	(0.35)	6.42
Year Ended 3/31/19	10.17	0.21		(1.43)	(1.22)	(0.19)	(0.02)	(0.21)	8.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from April 19, 2022 (commencement of operations) to March 31, 2023.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)
			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Period Ended 3/31/23(b)	(4.16	)%(c)	$14	1.20	%(d)	1.67	%(d)	19.67	%(d)	44%
Class I
Year Ended 3/31/23	(6.10)%		$64,106	0.95%		2.86%		1.57%		44%
Year Ended 3/31/22	(10.95)%		72,867	0.95%		1.43%		1.41%		67%
Year Ended 3/31/21	75.61%		40,956	0.95%		0.79%		1.97%		68%
Year Ended 3/31/20	(23.71)%		1,762	0.95%		3.91	%(e)	6.68%		71%
Year Ended 3/31/19	(12.04)%		2,245	0.99	%(f)	2.35%		7.02%		75%
Class R6
Year Ended 3/31/23	(6.01)%		$2,520	0.88%		2.93%		1.62%		44%
Year Ended 3/31/22	(10.84)%		2,681	0.88%		1.74%		1.33%		67%
Year Ended 3/31/21	75.44%		3,006	0.88%		1.36%		3.37%		68%
Year Ended 3/31/20	(23.58)%		1,712	0.88%		3.99	%(e)	6.67%		71%
Year Ended 3/31/19	(11.98)%		2,242	0.93	%(f)	2.41%		6.96%		75%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For period from April 19, 2022 (commencement of operations) to March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

(e)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(f)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% and 0.88% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities						Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$19.09	0.07		(2.30)	—		(2.23)	—(b )	—	—	$ 16.86
Year Ended 3/31/22	19.39	—(b	)	0.64	—		0.64	(0.03)	(0.91)	(0.94)	19.09
Year Ended 3/31/21	12.28	(0.01)		7.51	—(b	)	7.50	—	(0.39)	(0.39)	19.39
Period Ended 3/31/20(c)	15.50	0.02		(3.24)	—		(3.22)	—	—	—	12.28
Class I
Year Ended 3/31/23	$19.11	0.11		(2.30)	—		(2.19)	(0.04)	—	(0.04)	$ 16.88
Year Ended 3/31/22	19.41	0.05		0.64	—		0.69	(0.08)	(0.91)	(0.99)	19.11
Year Ended 3/31/21	12.28	0.04		7.53	—		7.57	(0.05)	(0.39)	(0.44)	19.41
Year Ended 3/31/20	14.04	0.20(d	)	(1.53)	—		(1.33)	(0.16)	(0.27)	(0.43)	12.28
Year Ended 3/31/19	13.69	0.09		0.72	—		0.81	(0.02)	(0.44)	(0.46)	14.04
Class R6
Year Ended 3/31/23	$19.17	0.12		(2.30)	—		(2.18)	(0.05)	—	(0.05)	$ 16.94
Year Ended 3/31/22	19.47	0.06		0.63	—		0.69	(0.08)	(0.91)	(0.99)	19.17
Year Ended 3/31/21	12.30	0.06		7.52	—		7.58	(0.02)	(0.39)	(0.41)	19.47
Year Ended 3/31/20	14.08	0.16(d	)	(1.48)	—		(1.32)	(0.19)	(0.27)	(0.46)	12.30
Year Ended 3/31/19	13.77	0.13		0.68	—		0.81	(0.06)	(0.44)	(0.50)	14.08

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 3/31/23	(11.66)%		$20	1.00%		0.41%		20.49%		38%
Year Ended 3/31/22	2.86%		25	1.00%		(0.01)%		24.16%		44%
Year Ended 3/31/21	61.21%		13	1.02	%(c)	(0.07)%		33.96%		62%
Period Ended 3/31/20(d)	(20.77	)%(e)	8	1.11	%(f)	0.82	%(f)	1.64	%(f)	23%
Class I
Year Ended 3/31/23	(11.44)%		$313,879	0.75%		0.66%		0.84%		38%
Year Ended 3/31/22	3.09%		330,052	0.75%		0.23%		0.81%		44%
Year Ended 3/31/21	61.74%		144,339	0.77	%(c)	0.25%		0.99%		62%
Year Ended 3/31/20	(10.10)%		58,090	0.86%		1.35	%(g)	1.25%		23%
Year Ended 3/31/19	6.49%		18,873	0.86%		0.64%		1.94%		28%
Class R6
Year Ended 3/31/23	(11.35)%		$153,349	0.70%		0.73%		0.73%		38%
Year Ended 3/31/22	3.11%		246,907	0.70%		0.30%		0.72%		44%
Year Ended 3/31/21	61.76%		120,220	0.71	%(c)	0.31%		0.90%		62%
Year Ended 3/31/20	(10.01)%		788	0.81%		1.19	%(g)	5.44%		23%
Year Ended 3/31/19	6.54%		55	0.81%		0.95%		18.77%		28%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.00%, 0.75% and 0.70% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(d)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(e) Not annualized.

(f) Annualized.

(g) Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Global Equity Leaders Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$ 9.03	0.05		(0.93)	(0.88)	(0.05)	(0.05)	$ 8.10
Period Ended 3/31/22(b)	10.00	—(c	)	(0.97)	(0.97)	—	—	9.03
Class I
Year Ended 3/31/23	$ 9.04	0.07		(0.93)	(0.86)	(0.07)	(0.07)	$ 8.11
Period Ended 3/31/22(b)	10.00	0.01		(0.97)	(0.96)	—	—	9.04
Class R6
Year Ended 3/31/23	$ 9.04	0.08		(0.93)	(0.85)	(0.08)	(0.08)	$ 8.11
Period Ended 3/31/22(b)	10.00	0.01		(0.97)	(0.96)	—	—	9.04

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

(c)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS
RBC Global Equity Leaders Fund

	(Selected data for a share outstanding throughout the periods indicated)
			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate
Class A
Year Ended 3/31/23	(9.73)%		$ 815	1.00%		0.64%		7.76%		37%
Period Ended 3/31/22(c)	(9.70)	%(d)	903	1.00	%(e)	0.10	%(e)	10.29	%(e)	28%
Class I
Year Ended 3/31/23	(9.48)%		$ 2,454	0.75%		0.89%		7.24%		37%
Period Ended 3/31/22(c)	(9.60)	%(d)	2,712	0.75	%(e)	0.36	%(e)	9.32	%(e)	28%
Class R6
Year Ended 3/31/23	(9.43)%		$ 818	0.70%		0.94%		7.51%		37%
Period Ended 3/31/22(c)	(9.60)	%(d)	904	0.70	%(e)	0.41	%(e)	10.04	%(e)	28%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 15, 2021 (commencement of operations) to March 31, 2022. (d) Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$11.56	0.14	(1.15)	—	(1.01)	—	(0.51)	(0.51)	$10.04
Year Ended 3/31/22	12.92	0.04	(0.73)	—(b)	(0.69)	(0.31)	(0.36)	(0.67)	11.56
Year Ended 3/31/21	8.41	0.02	5.17	—	5.19	—	(0.68)	(0.68)	12.92
Period Ended 3/31/20(c)	11.03	0.02	(2.64)	—	(2.62)	—	—	—	8.41
Class I
Year Ended 3/31/23	$11.62	0.17	(1.16)	—	(0.99)	—	(0.51)	(0.51)	$10.12
Year Ended 3/31/22	12.97	0.09	(0.75)	—	(0.66)	(0.33)	(0.36)	(0.69)	11.62
Year Ended 3/31/21	8.41	0.07	5.29	—	5.36	(0.12)	(0.68)	(0.80)	12.97
Year Ended 3/31/20	10.27	0.29(d)	(1.70)	—	(1.41)	(0.31)	(0.14)	(0.45)	8.41
Year Ended 3/31/19	11.39	0.18	(0.56)	—	(0.38)	(0.10)	(0.64)	(0.74)	10.27
Class R6
Year Ended 3/31/23	$11.70	0.18	(1.16)	—	(0.98)	—	(0.51)	(0.51)	$10.21
Year Ended 3/31/22	13.05	0.08	(0.74)	—	(0.66)	(0.33)	(0.36)	(0.69)	11.70
Year Ended 3/31/21	8.46	0.08	5.32	—	5.40	(0.13)	(0.68)	(0.81)	13.05
Year Ended 3/31/20	10.33	0.29(d)	(1.70)	—	(1.41)	(0.32)	(0.14)	(0.46)	8.46
Year Ended 3/31/19	11.44	0.18	(0.55)	—	(0.37)	(0.10)	(0.64)	(0.74)	10.33

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 3/31/23	(8.55)%		$ 140	1.05%		1.45%		4.98%		52%
Year Ended 3/31/22	(5.68)%		108	1.05%		0.29%		6.35%		37%
Year Ended 3/31/21	62.00%		22	1.10	%(c)	0.15%		3.67%		37%
Period Ended 3/31/20(d)	(23.75)	%(e)	8	1.14	%(f)	1.42	%(f)	1.38	%(f)	45%
Class I
Year Ended 3/31/23	(8.33)%		$ 129,859	0.80%		1.71%		1.07%		52%
Year Ended 3/31/22	(5.45)%		172,283	0.80%		0.71%		0.98%		37%
Year Ended 3/31/21	63.90%		170,788	0.81	%(c)	0.59%		1.11%		37%
Year Ended 3/31/20	(14.68)%		73,562	0.89%		2.76	%(g)	1.21%		45%
Year Ended 3/31/19	(2.46)%		66,202	0.89	%(h)	1.71%		1.26	%(h)	49%
Class R6
Year Ended 3/31/23	(8.19)%		$ 5,411	0.75%		1.79%		1.00%		52%
Year Ended 3/31/22	(5.47)%		5,862	0.75%		0.68%		1.03%		37%
Year Ended 3/31/21	64.15%		18	0.76	%(c)	0.67%		24.83%		37%
Year Ended 3/31/20	(14.74)%		11	0.84%		2.74	%(g)	28.05%		45%
Year Ended 3/31/19	(2.27)%		13	0.84	%(h)	1.69%		29.90	%(h)	49%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.05%, 0.80% and 0.75% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(d)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)  Not annualized.

(f) Annualized.

(g)  Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(h)  Ratios include line of credit interest expense which is less than 0.01%.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC International Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Period Ended 3/31/23(b)	$ 10.00	0.05	0.39	0.44	—	$10.44
Class I
Period Ended 3/31/23(b)	$ 10.00	0.06	0.39	0.45	—	$10.45
Class R6
Period Ended 3/31/23(b)	$ 10.00	0.06	0.39	0.45	—	$10.45

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

  FINANCIAL HIGHLIGHTS

RBC International Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Period Ended 3/31/23(b)	4.40%(c)	$1,044	1.04%(d)	1.80%(d)	3.74%(d)	10%
Class I
Period Ended 3/31/23(b)	4.50%(c)	$18,283	0.79%(d)	2.05%(d)	2.64%(d)	10%
Class R6
Period Ended 3/31/23(b)	4.50%(c)	$1,567	0.74%(d)	2.10%(d)	3.19%(d)	10%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

  FINANCIAL HIGHLIGHTS

RBC International Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Period Ended 3/31/23(b)	$ 10.00	—	0.25	0.25	—	$10.25
Class I
Period Ended 3/31/23(b)	$ 10.00	0.01	0.25	0.26	—	$10.26
Class R6
Period Ended 3/31/23(b)	$ 10.00	0.01	0.25	0.26	—	$10.26

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

  FINANCIAL HIGHLIGHTS

RBC International Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Period Ended 3/31/23(b)	2.50%(c)	$ 513	1.24%(d)	0.13%(d)	10.81%(d)	5%
Class I
Period Ended 3/31/23(b)	2.60%(c)	$ 3,591	0.99%(d)	0.38%(d)	9.00%(d)	5%
Class R6
Period Ended 3/31/23(b)	2.60%(c)	$ 1,026	0.94%(d)	0.43%(d)	9.65%(d)	5%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 3/31/23(b)	$10.00	0.08	(0.65)	(0.57)	(0.08)	(0.08)	$9.35
Class I
Period Ended 3/31/23(b)	$10.00	0.11	(0.66)	(0.55)	(0.09)	(0.09)	$9.36
Class R6
Period Ended 3/31/23(b)	$10.00	0.11	(0.65)	(0.54)	(0.10)	(0.10)	$9.36

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from April 11, 2022 (commencement of operations) to March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Period Ended 3/31/23(b)	(5.72)%(c)	$ 471	1.30%(d)	0.91%(d)	8.66%	130%
Class I
Period Ended 3/31/23(b)	(5.44)%(c)	$3,308	1.05%(d)	1.16%(d)	7.48%	130%
Class R6
Period Ended 3/31/23(b)	(5.40)%(c)	$ 946	1.00%(d)	1.21%(d)	7.87%	130%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from April 11, 2022 (commencement of operations) to March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following nine investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets ex-China Equity Fund (“Emerging Markets ex-China Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Equity Leaders Fund (“Global Equity Leaders Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

- RBC International Equity Fund (“International Equity Fund”)

- RBC International Small Cap Equity Fund ( “International Small Cap Equity Fund”)

- RBC China Equity Fund (“China Equity Fund”)

Each Fund offers three share classes: Class A, Class R6 and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

  NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Austria	$—	$24,819,642	$—	$24,819,642
Brazil	115,733,317	—	—	115,733,317
Chile	15,258,705	84,678,036	—	99,936,741
China	52,140,216	488,121,232	—	540,261,448
Hong Kong	—	120,775,385	—	120,775,385
India	—	326,230,829	—	326,230,829
Indonesia	—	76,675,448	—	76,675,448
Korea	—	197,275,949	—	197,275,949
Mexico	72,182,577	—	—	72,182,577
Peru	21,640,469	—	—	21,640,469
Philippines	—	42,045,210	—	42,045,210
South Africa	—	65,021,889	—	65,021,889
Taiwan	144,925,160	185,253,427	—	330,178,587
Thailand	—	19,424,090	—	19,424,090
Turkey	—	1	—	1
United Kingdom	—	66,134,665	—	66,134,665

Total Assets	$421,880,444	$1,696,455,803	$—	$2,118,336,247

  NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Ex-China Equity Fund Assets:
Investments in Securities
Common Stocks
Austria	$—	$325,221	$—	$325,221
Brazil	3,066,815	—	—	3,066,815
Chile	445,167	1,328,560	—	1,773,727
India	3,892,993	—	—	3,892,993
Indonesia	—	1,810,212	—	1,810,212
Korea	—	5,310,029	—	5,310,029
Mexico	1,701,485	—	—	1,701,485
Peru	304,497	—	—	304,497
Philippines	—	1,118,700	—	1,118,700
South Africa	—	1,009,110	—	1,009,110
Taiwan	—	8,372,955	—	8,372,955
Thailand	—	405,760	—	405,760
United Kingdom	—	1,051,460	—	1,051,460
Exchange Traded Funds	2,715,323	—	—	2,715,323
Investment Company	950,554	—	—	950,554

Total Assets	$13,076,834	$20,732,007	$—	$33,808,841

  NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Common Stocks
Brazil	$3,816,190	$ —	$—	$3,816,190
Chile	—	1,464,693	—	1,464,693
China	210,780	18,740,408	—	18,951,188
Egypt	—	493,348	—	493,348
Hong Kong	—	458,977	—	458,977
Hungary	—	703,117	—	703,117
India	—	6,328,874	—	6,328,874
Indonesia	—	841,746	—	841,746
Korea	—	8,906,190	—	8,906,190
Mexico	1,476,986	—	—	1,476,986
Pakistan	—	219,842	—	219,842
Peru	1,019,403	—	—	1,019,403
Philippines	—	1,075,651	—	1,075,651
Russia	—	—	—	—
South Africa	—	4,864,289	—	4,864,289
Taiwan	—	10,224,658	—	10,224,658
Thailand	—	824,321	—	824,321
Turkey	—	494,609	—	494,609
United Arab Emirates	—	893,086	—	893,086
United States	—	931,156	—	931,156
Vietnam	—	804,127	—	804,127
Preferred Stocks	1,066,650	—	—	1,066,650
Investment Company	909,723	—	—	909,723

Total Assets	$8,499,732	$58,269,092	$—	$66,768,824

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$26,442,448	$—	$26,442,448
France	—	22,811,303	—	22,811,303
Germany	—	14,300,422	—	14,300,422
Hong Kong	—	21,753,130	—	21,753,130
Ireland	—	10,604,388	—	10,604,388
Japan	—	12,916,067	—	12,916,067
Luxembourg	—	4,596,985	—	4,596,985
Netherlands	—	6,587,235	—	6,587,235
Norway	—	9,297,316	—	9,297,316
Switzerland	—	14,050,821	—	14,050,821
Taiwan	21,189,956	—	—	21,189,956
United Kingdom	—	23,542,875	—	23,542,875
United States	267,922,679	—	—	267,922,679
Zambia	6,823,423	—	—	6,823,423
Investment Company	18,735,873	—	—	18,735,873

Total Assets	$314,671,931	$166,902,990	$—	$481,574,921

  NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Equity Leaders Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$187,448	$—	$187,448
France	—	251,199	—	251,199
Germany	—	160,834	—	160,834
Hong Kong	—	118,130	—	118,130
Japan	—	113,397	—	113,397
Netherlands	—	63,737	—	63,737
Norway	—	83,466	—	83,466
Singapore	—	92,883	—	92,883
Switzerland	—	161,444	—	161,444
Taiwan	152,088	—	—	152,088
United States	2,773,359	—	—	2,773,359
Investment Company	40,927	—	—	40,927
Total Assets	$2,966,373	$1,232,539	$—	$4,198,912

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$7,302,587	$—	$7,302,587
Austria	—	2,256,508	—	2,256,508
Belgium	—	6,011,323	—	6,011,323
China	—	1,514,275	—	1,514,275
Denmark	—	1,580,272	—	1,580,272
Finland	—	1,799,093	—	1,799,093
France	—	7,604,851	—	7,604,851
Germany	—	3,544,896	—	3,544,896
Hong Kong	—	7,513,143	—	7,513,143
India	6,044,702	—	—	6,044,702
Indonesia	—	2,361,567	—	2,361,567
Ireland	—	4,812,545	—	4,812,545
Japan	—	15,453,727	—	15,453,727
Luxembourg	—	1,555,005	—	1,555,005
Netherlands	—	5,508,139	—	5,508,139
Norway	—	4,711,385	—	4,711,385
Singapore	—	5,864,636	—	5,864,636
South Africa	—	4,536,933	—	4,536,933
Sweden	—	5,899,303	—	5,899,303
Switzerland	—	7,646,705	—	7,646,705
Taiwan	7,815,355	5,327,701	—	13,143,056
Thailand	—	3,390,241	—	3,390,241
United Kingdom	—	11,130,306	—	11,130,306
Zambia	2,868,187	—	—	2,868,187
Investment Company	79,760	—	—	79,760
Rights/Warrants	9,247	—	—	9,247

Total Assets	$16,817,251	$117,325,141	$—	$134,142,392

  NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Equity Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$1,903,370	$—	$1,903,370
China	—	828,705	—	828,705
Denmark	—	1,010,329	—	1,010,329
Finland	—	472,323	—	472,323
France	—	1,986,176	—	1,986,176
Hong Kong	—	325,108	—	325,108
Ireland	351,230	392,861	—	744,091
Japan	—	3,931,155	—	3,931,155
Netherlands	—	1,963,043	—	1,963,043
Norway	—	596,696	—	596,696
Spain	—	198,903	—	198,903
Sweden	—	738,606	—	738,606
Switzerland	—	1,310,334	—	1,310,334
Taiwan	—	665,936	—	665,936
United Kingdom	356,407	3,629,405	—	3,985,812
Investment Company	171,228	—	—	171,228

Total Assets	$878,865	$19,952,950	$—	$20,831,815

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Small Cap Equity Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$270,815	$—	$270,815
Belgium	—	160,971	—	160,971
China	—	128,101	—	128,101
Denmark	—	252,468	—	252,468
Egypt	—	64,682	—	64,682
France	—	180,429	—	180,429
Iceland	—	160,368	—	160,368
Indonesia	—	94,490	—	94,490
Ireland	—	101,406	—	101,406
Japan	—	906,674	—	906,674
Korea	—	100,427	—	100,427
Norway	—	239,854	—	239,854
Philippines	—	188,501	—	188,501
Spain	—	139,537	—	139,537
Sweden	—	424,099	—	424,099
Taiwan	—	325,273	—	325,273
Thailand	201,892	18,975	—	220,867
United Kingdom	71,338	1,008,977	—	1,080,315
Investment Company	113,376	—	—	113,376

Total Assets	$386,606	$4,766,047	$—	$5,152,653

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
China Equity Fund Assets:
Investments in Securities
Common Stocks
China	$511,705	$3,944,545	$—	$4,456,250
Hong Kong	—	23,072	—	23,072
Korea	—	69,667	—	69,667

Total Assets	$511,705	$4,037,284	$—	$4,548,989

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2023.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

NOTES TO FINANCIAL STATEMENTS

	Value March 31, 2022	Purchases	Sales	Value March 31, 2023	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Emerging Markets Equity Fund	$28,297,986	$443,223,703	$471,521,689	$ —	$331,332
Emerging Markets Ex-China Equity Fund	—	13,657,283	(12,706,729)	950,554	12,022
Emerging Markets Value Equity Fund	2,600,911	17,661,877	19,353,065	909,723	814
Global Opportunities Fund	8,686,928	149,975,880	139,926,935	18,735,873	94,077
Global Equity Leaders Fund	23,598	929,562	912,233	40,927	1,278
International Opportunities Fund	3,832,453	72,207,070	75,959,763	79,760	35,910
International Equity Fund	—	593,457	422,229	171,228	10,079
International Small Cap Equity Fund	—	182,581	69,205	113,376	3,041

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Realized gains and losses from investment transactions and the net change in unrealized appreciation/(depreciation) relating to movements in foreign currency exchange rates are reported as realized gains and losses on foreign currency transactions and net change in unrealized appreciation/(depreciation) on foreign currency, respectively, in the statements of operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTES TO FINANCIAL STATEMENTS

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes and passive foreign investment companies (PFICs).

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Emerging Markets Ex-China Equity Fund	$ (8,181)	$ 8,181
Global Equity Leaders Fund	(8,225)	8,225
International Opportunities Fund	(81,070)	81,070
International Equity Fund	(6,432)	6,432
International Small Cap Equity Fund	(2,347)	2,347
China Equity Fund	(12,955)	12,955

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Emerging Market Equity Fund	0.80%
Emerging Markets Value Equity Fund	0.80%
Global Equity Leaders Fund	0.65%
Global Opportunities Fund	0.65%
International Opportunities Fund	0.70%
China Equity Fund	0.80%
Emerging Markets ex-China Equity Fund	0.80%
International Equity Fund	0.69%
International Small Cap Equity Fund	0.89%

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets ex-China Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Value Equity Fund	1.20%	0.95%	0.88%
Global Opportunities Fund	1.00%	0.75%	0.70%
Global Equity Leaders Fund	1.00%	0.75%	0.70%
International Opportunities Fund	1.05%	0.80%	0.75%
International Equity Fund	1.04%	0.79%	0.74%
International Small Cap Equity Fund	1.24%	0.99%	0.94%
China Equity Fund	1.30%	1.05%	1.00%

This expense limitation agreement is in place until July 31, 2024 (September 30, 2024 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At March 31, 2023, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/21	FYE 3/31/22	FYE 3/31/23	Total

Emerging Markets Equity Fund	$1,751,584	$3,922,710	$4,061,290	$9,735,584
Emerging Markets Ex-China Equity Fund	N/A	N/A	119,799	119,799
Emerging Markets Value Equity Fund	284,653	307,554	412,064	1,004,271
Global Opportunities Fund	271,393	195,659	326,481	793,533
Global Equity Leaders Fund	N/A	119,121	263,924	383,045
International Opportunities Fund	410,189	338,560	376,370	1,125,119
International Equity Fund	N/A	N/A	115,555	115,555
International Small Cap Equity Fund	N/A	N/A	121,993	121,993
China Equity Fund	N/A	N/A	300,454	300,454

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2023, the amount waived was $18,489, $525, $995, $6,079, $97, $1,915 $ ,$93, $37 and $0 for the Emerging Markets Equity Fund,Emerging Markets ex-China Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund, Global Equity Leaders Fund, International Opportunities Fund, International Equity Fund, International Small Cap Equity Fund and China Equity Fund respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services

  NOTES TO FINANCIAL STATEMENTS

provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2023, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Ex-China Equity Fund	$33,881,894	1,500,000	46.1%
Emerging Markets Value Equity Fund	$66,640,801	664,700	7.5%
Global Opportunities Fund	$467,248,608	688	0.0%
Global Equity Leaders Fund	$4,087,107	504,311	100.0%
International Opportunities Fund	$135,410,616	2,563	0.0%
International Equity Fund	$20,894,011	2,000,000	100.0%
International Small Cap Equity Fund	$5,129,388	500,000	100.0%
China Equity Fund	$4,725,129	505,076	100.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2023, there were no fees waived by the Distributor.

  NOTES TO FINANCIAL STATEMENTS

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2023.

For the year ended March 31, 2023, the Distributor received commissions of $1,737 front-end sales charges of Class A shares, of the Funds, of which $1,737 was paid to affiliated broker-dealers.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2023 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$425,464,307	$750,497,587
Emerging Markets Ex-China Equity Fund	31,845,088	464,532
Emerging Markets Value Equity Fund	28,640,945	32,003,084
Global Opportunities Fund	185,006,235	220,566,236
Global Equity Leaders Fund	1,684,165	1,501,938
International Opportunities Fund	72,521,247	95,142,535
International Equity Fund	21,470,526	1,682,252
International Small Cap Equity Fund	5,076,222	181,354
China Equity Fund	10,781,046	5,910,993

  NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Ex-China Equity Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2023(a)
CAPITAL
TRANSACTIONS:
Class A
Proceeds from shares issued	$134,841,914	$140,921,129	$500,000
Distributions reinvested	823,864	7,256,298	—
Cost of shares redeemed	(272,846,896)	(94,971,848)	—

Change in Class A	$(137,181,118)	$53,205,579	$500,000

Class I
Proceeds from shares issued	$493,696,381	$772,795,344	$30,915,115
Distributions reinvested	20,307,410	54,796,328	—
Cost of shares redeemed	(740,191,833)	(443,767,824)	—

Change in Class I	$(226,188,042)	$383,823,848	$30,915,115

Class R6
Proceeds from shares issued	$31,327,468	$60,159,654	$1,000,000
Distributions reinvested	2,575,425	6,425,184	—
Cost of shares redeemed	(23,588,121)	(81,339,440)	—

Change in Class R6	$10,314,772	$(14,754,602)	$1,000,000

Change in net assets resulting from capital transactions	$(353,054,388)	$422,274,825	$32,415,115

  NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Ex-China Equity Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2023(a)
SHARE TRANSACTIONS:
Class A
Issued	12,221,113	10,440,868	50,000
Reinvested	73,428	559,037	—
Redeemed	(25,523,476)	(6,936,302)	—

Change in Class A	(13,228,935)	4,063,603	50,000

Class I
Issued	43,045,595	54,372,157	3,104,547
Reinvested	1,782,916	4,148,094	—
Redeemed	(64,924,227)	(31,898,225)	—

Change in Class I	(20,095,716)	26,622,026	3,104,547

Class R6
Issued	2,675,995	4,186,394	100,000
Reinvested	224,928	483,824	—
Redeemed	(2,061,775)	(5,684,040)	—

Change in Class R6	839,148	(1,013,822)	100,000

Change in shares resulting from capital transactions	(32,485,503)	29,671,807	3,254,547

(a) For the period from December 15, 2022 (commencement of operations) to March 31, 2023.

  NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,712	$—	$—	$11,551
Distributions reinvested	614	—	5	724
Cost of shares redeemed	—	—	(1,938)	—

Change in Class A	$15,326	$—	$(1,933)	$12,275

Class I
Proceeds from shares issued	$18,563,310	$56,989,887	$64,616,537	$289,474,048
Distributions reinvested	4,004,023	6,388,540	655,226	16,945,013
Cost of shares redeemed	(23,236,066)	(17,332,499)	(42,470,619)	(87,829,552)

Change in Class I	$(668,733)	$46,045,928	$22,801,144	$218,589,509

Class R6
Proceeds from shares issued	$—	$6,900,000	$45,249,715	$163,518,024
Distributions reinvested	164,015	369,305	362,392	9,027,594
Cost of shares redeemed	—	(6,429,989)	(107,730,518)	(31,543,001)

Change in Class R6	$164,015	$839,316	$(62,118,411)	$141,002,617

Change in net assets resulting from capital transactions	$(489,392)	$46,885,244	$(39,319,200)	$359,604,401

SHARE TRANSACTIONS:
Class A
Issued	1,751	—	—	595
Reinvested	83	—	—	34
Redeemed	—	—	(105)	—

Change in Class A	1,834	—	(105)	629

Class I
Issued	2,462,847	5,492,911	3,833,771	13,247,308
Reinvested	542,550	681,808	39,687	806,138
Redeemed	(2,987,061)	(1,550,129)	(2,553,969)	(4,218,486)

Change in Class I	18,336	4,624,590	1,319,489	9,834,960

Class R6
Issued	—	623,060	2,711,199	7,763,370
Reinvested	23,166	41,034	21,870	428,051
Redeemed	—	(623,061)	(6,557,380)	(1,490,078)

Change in Class R6	23,166	41,033	(3,824,311)	6,701,343

Change in shares resulting from capital transactions	43,336	4,665,623	(2,504,927)	16,536,932

  NOTES TO FINANCIAL STATEMENTS

	Global Equity Leaders Fund		International Opportunities Fund
	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022(a)	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$1,000,000	$43,985	$98,570
Distributions reinvested	21,414	—	6,886	6,022
Cost of shares redeemed	—	—	(6,549)	(670)

Change in Class A	$21,414	$1,000,000	$44,322	$103,922

Class I
Proceeds from shares issued	$—	$3,000,000	$67,220,711	$60,295,546
Distributions reinvested	7,568	—	4,605,284	7,618,541
Cost of shares redeemed	—	—	(92,067,865)	(43,667,026)

Change in Class I	$7,568	$3,000,000	$(20,241,870)	$24,247,061

Class R6
Proceeds from shares issued	$—	$1,000,000	$1,087,664	$6,611,430
Distributions reinvested	4,991	—	240,898	282,283
Cost of shares redeemed	—	—	(1,071,829)	(103,308)

Change in Class R6	$4,991	$1,000,000	$256,733	$6,790,405

Change in net assets resulting from capital transactions	$33,973	$5,000,000	$(19,940,815)	$31,141,388

SHARE TRANSACTIONS:
Class A
Issued	—	100,000	4,599	7,145
Reinvested	633	—	711	481
Redeemed	—	—	(676)	(53)

Change in Class A	633	100,000	4,634	7,573

Class I
Issued	—	300,000	6,725,505	4,501,962
Reinvested	2,718	—	472,337	605,607
Redeemed	—	—	(9,200,028)	(3,442,244)

Change in Class I	2,718	300,000	(2,002,186)	1,665,325

Class R6
Issued	—	100,000	108,226	485,211
Reinvested	960	—	24,482	22,279
Redeemed	—	—	(103,578)	(7,933)

Change in Class R6	960	100,000	29,130	499,557

Change in shares resulting from capital transactions	4,311	500,000	(1,968,422)	2,172,455

(a) For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

  NOTES TO FINANCIAL STATEMENTS

	International Equity Fund	International Small Cap Equity Fund
	For the Period Ended March 31, 2023(a)	For the Period Ended March 31, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,000,000	$500,000

Change in Class A	$1,000,000	$500,000

Class I
Proceeds from shares issued	$17,500,000	$3,500,000

Change in Class I	$17,500,000	$3,500,000

Class R6
Proceeds from shares issued	$1,500,000	$1,000,000

Change in Class R6	$1,500,000	$1,000,000

Change in net assets resulting from capital transactions	$20,000,000	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	100,000	50,000

Change in Class A	100,000	50,000

Class I
Issued	1,750,000	350,000

Change in Class I	1,750,000	350,000

Class R6
Issued	150,000	100,000

Change in Class R6	150,000	100,000

Change in shares resulting from capital transactions	2,000,000	500,000

(a) For the period from December 14, 2022 (commencement of operations) to March 31, 2023.

  NOTES TO FINANCIAL STATEMENTS

China Equity Fund
For the Period Ended March 31, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$500,000
Distributions reinvested	3,788

Change in Class A	$503,788

Class I
Proceeds from shares issued	$3,500,000
Distributions reinvested	32,480

Change in Class I	$3,532,480

Class R6
Proceeds from shares issued	$1,000,000
Distributions reinvested	9,618

Change in Class R6	$1,009,618

Change in net assets resulting from capital transactions	$5,045,886

SHARE TRANSACTIONS:
Class A
Issued	50,000
Reinvested	419

Change in Class A	50,419

Class I
Issued	350,000
Reinvested	3,593

Change in Class I	353,593

Class R6
Issued	100,000
Reinvested	1,064

Change in Class R6	101,064

Change in shares resulting from capital transactions	505,076

(a) For the period from April 11, 2022 (commencement of operations) to March 31, 2023.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

  NOTES TO FINANCIAL STATEMENTS

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Emerging Markets Equity Fund	$2,237,411,205	$200,954,465	$(328,305,579)	$(127,351,114)
Emerging Markets Ex-China Equity Fund	32,397,982	2,209,529	(799,160)	1,410,369
Emerging Markets Value Equity Fund	76,712,562	4,693,406	(14,757,603)	(10,064,197)
Global Opportunities Fund	527,402,703	19,069,712	(64,897,325)	(45,827,613)
Global Equity Leaders Fund	4,746,317	150,797	(698,139)	(547,342)
International Opportunities Fund	140,892,059	8,146,538	(14,889,701)	(6,743,163)
International Equity Fund	19,942,627	1,486,491	(596,769)	889,722
International Small Cap Equity Fund	5,027,832	327,078	(202,261)	124,817
China Equity Fund	4,528,530	310,378	(289,919)	20,459

  NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company mark-to-market adjustment.

The tax character of distributions during the year ended March 31, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$26,526,596	$—	$26,526,596	$26,526,596
Emerging Markets Ex-China Equity Fund	—	—	—	—
Emerging Markets Value Equity Fund	798,119	3,571,827	4,369,946	4,369,946
Global Opportunities Fund	1,306,534	—	1,306,534	1,306,534
Global Equity Leaders Fund	33,973	—	33,973	33,973
International Opportunities Fund	—	6,681,778	6,681,778	6,681,778
International Equity Fund	—	—	—	—
International Small Cap Equity Fund	—	—	—	—
China Equity Fund	45,886	—	45,886	45,886

The tax character of distributions during the year ended March 31, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$34,602,313	$39,217,208	$73,819,521	$73,819,521
Emerging Markets Value Equity Fund	5,438,637	1,320,867	6,759,504	6,759,504
Global Opportunities Fund	5,569,383	23,684,426	29,253,809	29,253,809
Global Equity Leaders Fund	—	—	—	—
International Opportunities Fund	5,110,059	5,686,193	10,796,252	10,796,252

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

  NOTES TO FINANCIAL STATEMENTS

As of March 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets ex-China Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	Global Equity Leaders Fund
Undistributed ordinary income	$17,129,741	$66,872	$2,563,128	$473,934	$5,648
Undistributed long term gain	—	—	—	—	—

Accumulated earnings	17,129,741	66,872	2,563,128	473,934	5,648
Accumulated capital loss carryforwards	(68,900,816)	—	(5,451,223)	(33,134,433)	(396,374)
Deferred qualified late-year losses	—	(2,281)	—	—	—
Unrealized appreciation/ depreciation	(127,351,114)	1,410,369	(10,064,196)	(45,827,613)	(547,342)
Other temporary differences	(2)	—	—	—	—

Total Accumulated Earnings/(Losses)	$(179,122,191)	$1,474,960	$(12,952,291)	$(78,488,112)	$(938,068)

	International Opportunities Fund	International Equity Fund	International Small Cap Equity Fund	China Equity Fund
Undistributed ordinary income	$—	$27,596	$13,404	$13,262
Undistributed long term gain	1,179,124	—	—	—

Accumulated earnings	1,179,124	27,596	13,404	13,262
Accumulated capital loss carryforwards	—	(16,875)	—	(341,523)
Deferred qualified late-year losses	—	—	(6,486)	—
Unrealized appreciation/ depreciation	(6,743,163)	889,722	124,817	20,459
Other temporary differences	—	—	—	—

Total Accumulated Earnings/(Losses)	$(5,564,039)	$900,443	$131,735	$(307,802)

As of March 31, 2023 , the Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund, and Global Equity Leaders Fund had a short-term capital loss carryforward of $18,387,900, $2,269,374, $18,143,537, $352,512 and a long-term capital loss carryforward of $50,512,916, $3,181,849, $14,990,896, $43,862 respectively and International Equity Fund and China Equity Fund had a short-term capital loss carryforward of $16,875 and $341,523 respectively available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. Emerging Markets Value Equity Fund’s amount includes losses

  NOTES TO FINANCIAL STATEMENTS

in connection with an ownership change, therefore utilization of capital loss carryover is subject to annual limitations. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets ex-China Equity Fund and the International Small Cap Equity Fund had deferred qualified late-year ordinary losses of $2,281 and $6,486 respectively which will be treated as arising on the first business day of the fiscal year ending March 31, 2023.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

9. Line of Credit

Emerging Markets Equity Fund, International Opportunities Fund and Global Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $30,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $30,000,000 at any particular time. During the year ended March 31, 2023, Emerging Markets Equity Fund borrowed a total of $62,400,000 and incurred interest expense of $83,375, and Global Opportunities Fund borrowed $20,000,000 and incurred interest expense of $6,556.

10. Significant Risks

Shareholder concentration risk:

As of March 31, 2023, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	23.1%
Emerging Markets Ex-China Equity Fund	1	53.9%
Emerging Markets Value Equity Fund	1	24.6%
Global Opportunities Fund	1	11.5%
International Opportunities Fund	3	73.6%

In addition, one unaffiliated shareholder owned 22.5% of Global Opportunities Fund and two unaffiliated shareholders owned in aggregate 44.8% of Emerging Markets Value Equity Fund as of March 31, 2023. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic

  NOTES TO FINANCIAL STATEMENTS

and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of March 31, 2023, none of the Funds’ investments were in violation of such sanctions.

Industry and sector focus risk

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Emerging Markets Risk

The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.

Foreign Risk

Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Currency Risk

Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

  NOTES TO FINANCIAL STATEMENTS

China Risk

Investing in securities economically tied to China may subject a Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low cost emerging economies. Political, diplomatic, or regional conflicts, including the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from China, may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the People’s Republic of China (“PRC”) exercises significant regulatory control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact a Fund’s investments in Taiwan and Hong Kong.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Market ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC Global Equity Leaders Fund, RBC International Opportunities Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, and RBC China Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (nine of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund (1)

RBC Emerging Markets ex-China Equity Fund (2)

RBC Emerging Markets Value Equity Fund (1)

RBC Global Opportunities Fund (1)

RBC Global Equity Leaders Fund (3)

RBC International Opportunities Fund (1)

RBC International Equity Fund (4)

RBC International Small Cap Equity Fund (4)

RBC China Equity Fund (5)

(1) Statement of operations for the year ended March 31, 2023 and statement of changes in net assets for the years ended March 31, 2023 and 2022

(2) Statement of operations and statement of changes in net assets for the period December 15, 2022 (commencement of operations) through March 31, 2023

(3) Statement of operations for the year ended March 31, 2023, and statement of changes in net assets for the year ended March 31, 2023 and for the period December 15, 2021 (commencement of operations) through March 31, 2022

(4) Statement of operations and statement of changes in net assets for the period December 14, 2022 (commencement of operations) through March 31, 2023

(5) Statements of operations and statement of changes in net assets for the period April 11, 2022 (commencement of operations) through March 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 24, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended March 31, 2023, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	75.47%
Emerging Markets Ex-China Equity Fund	100.00%
Emerging Markets Value Equity Fund	33.54%
Global Opportunities Fund	100.00%
Global Equity Leaders Fund	100.00%
International Opportunities Fund	100.00%
International Equity Fund	100.00%
International Small Cap Equity Fund	100.00%
China Equity Fund	48.92%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2023 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	1.41%
Global Opportunities Fund	100.00%
Global Equity Leaders Fund	82.33%

For the year ended March 31, 2023, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	0.26%
Global Opportunities Fund	1.61%
Global Equity Leaders Fund	1.57%
China Equity Fund	1.02%

For the year ended March 31, 2023, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	85.13%
Emerging Markets Ex-China Equity Fund	63.44%
Emerging Markets Value Equity Fund	74.09%

  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Qualified Foreign Source Income %
Global Opportunities Fund	0.00%
Global Equity Leaders Fund	0.00%
International Opportunities Fund	99.66%
International Equity Fund	91.17%
International Small Cap Equity Fund	43.75%
China Equity Fund	87.78%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2023 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$12,372,867	$64,796,869
Emerging Markets Ex-China Equity Fund	17,084	163,944
Emerging Markets Value Equity Fund	228,940	2,730,896
Global Opportunities Fund	0	0
Global Equity Leaders Fund	0	0
International Opportunities Fund	319,520	3,880,621
International Equity Fund	10,131	170,896
International Small Cap Equity Fund	2,360	19,427
China Equity Fund	3,230	102,383

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Value Equity Fund, and International Opportunities Fund reported $3,571,827 and $6,681,778 respectively as long-term capital gain distributions for the year ended March 31, 2023.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

  MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

  MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (48)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (51)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

MANAGEMENT (UNAUDITED)

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, are available in all Funds and are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22–3/31/23	Annualized Expense Ratio During Period 10/1/22–3/31/23
Emerging Markets Equity Fund
Class A	$1,000.00	$1,204.50	$6.23	1.12%
Class I	1,000.00	1,205.70	4.87	0.88%
Class R6	1,000.00	1,206.80	4.87	0.88%
Emerging Markets ex-China Equity Fund**
Class A	1,000.00	1,040.00	3.25	1.13%
Class I	1,000.00	1,041.00	2.51	0.87%
Class R6	1,000.00	1,041.00	2.51	0.87%
Emerging Markets Value Equity Fund
Class A	1,000.00	1,190.40	6.49	1.13%
Class I	1,000.00	1,192.00	5.14	0.94%
Class R6	1,000.00	1,192.20	4.75	0.87%
Global Opportunities Fund
Class A	1,000.00	1,125.00	5.24	1.00%
Class I	1,000.00	1,126.10	3.93	0.75%
Class R6	1,000.00	1,126.90	3.67	0.70%
Global Equity Leaders Fund
Class A	1,000.00	1,132.10	5.21	0.98%
Class I	1,000.00	1,135.00	3.99	0.75%
Class R6	1,000.00	1,135.60	3.67	0.69%
International Opportunities Fund
Class A	1,000.00	1,193.10	5.68	1.05%
Class I	1,000.00	1,194.10	4.33	0.80%
Class R6	1,000.00	1,194.80	4.06	0.75%
International Equity Fund***
Class A	1,000.00	1,044.00	3.09	1.04%
Class I	1,000.00	1,045.00	2.35	0.79%
Class R6	1,000.00	1,045.00	2.20	0.74%
International Small Cap Equity Fund***
Class A	1,000.00	1,025.00	3.65	1.24%
Class I	1,000.00	1,026.00	2.91	0.99%
Class R6	$1,000.00	$1,026.00	$2.77	0.94%

SUPPLEMENTAL INFORMATION (UNAUDITED)

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22–3/31/23	Annualized Expense Ratio During Period 10/1/22–3/31/23
China Equity Fund
Class A	1,000.00	1,123.80	6.83	1.29%
Class I	1,000.00	1,125.70	5.51	1.04%
Class R6	1,000.00	1,126.20	5.25	0.99%

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 107/365 (to reflect December 15, 2022 (commencement of operations) through March 31, 2023).

***Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 108/365 (to reflect December 14, 2022 (commencement of operations) through March 31, 2023).

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

  SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22-3/31/23	Annualized Expense Ratio During Period 10/1/22-3/31/23
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.35	$5.64	1.12%
Class I	1,000.00	1,020.54	4.43	0.88%
Class R6	1,000.00	1,020.54	4.43	0.88%
Emerging Markets ex-China Equity Fund**
Class A	1,000.00	1,010.92	3.21	1.13%
Class I	1,000.00	1,011.65	2.47	0.87%
Class R6	1,000.00	1,011.65	2.47	0.87%
Emerging Markets Value Equity Fund
Class A	1,000.00	1,020.30	5.99	1.13%
Class I	1,000.00	1,020.24	4.73	0.94%
Class R6	1,000.00	1,020.59	4.38	0.87%
Global Opportunities Fund
Class A	1,000.00	1,019.73	4.98	1.00%
Class I	1,000.00	1,020.96	3.74	0.75%
Class R6	1,000.00	1,021.21	3.49	0.70%
Global Equity Leaders Fund
Class A	1,000.00	1,020.04	4.94	0.98%
Class I	1,000.00	1,021.19	3.78	0.75%
Class R6	1,000.00	1,021.49	3.48	0.69%
International Opportunities Fund
Class A	1,000.00	1,019.48	5.23	1.05%
Class I	1,000.00	1,020.71	3.99	0.80%
Class R6	1,000.00	1,020.96	3.74	0.75%
International Equity Fund***
Class A	1,000.00	1,011.50	3.04	1.04%
Class I	1,000.00	1,012.23	2.31	0.79%
Class R6	1,000.00	1,012.37	2.16	0.74%
International Small Cap Equity Fund***
Class A	1,000.00	1,010.92	3.62	1.24%
Class I	1,000.00	1,011.65	2.89	0.99%
Class R6	1,000.00	1,011.79	2.75	0.94%
China Equity Fund
Class A	1,000.00	1,018.50	6.49	1.29%
Class I	1,000.00	1,019.75	5.24	1.04%
Class R6	1,000.00	1,020.00	4.99	0.99%

  SUPPLEMENTAL INFORMATION (UNAUDITED)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22-3/31/23	Annualized Expense Ratio During Period 10/1/22-3/31/23

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 107/365 (to reflect December 15, 2022 (commencement of operations) through March 31, 2023).

***Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 108/365 (to reflect December 14, 2022 (commencement of operations) through March 31, 2023).

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In October 2022, the RBC Funds Board of Trustees determined to approve an investment advisory agreement with the Advisor and a sub-advisory agreement (together with the investment advisory agreement, the “Agreements”) with RBC Global Asset Management UK (the “Sub-Advisor”) for the RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund (the “Funds”).

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services expected to be performed by the Advisor and the Sub-Advisor; the staffing and qualifications of the personnel expected to be responsible for operating and managing the Funds; the proposed fees and anticipated expenses expected to be incurred by each of the Funds; and the Sub-Advisor’s performance track records for existing accounts that employ strategies similar to those to be used by the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals expected to be responsible for managing the Funds, to discuss the information as well as the Advisor’s ongoing management of the Trust and how that would extend to the Funds. The Trustees reviewed the nature, quality, and extent of the services expected to be provided to the Funds by the Advisor and the Sub-Advisor, including information with respect to the Sub-Advisor’s performance track records for existing accounts that employed strategies similar to those to be used by the Funds relative to appropriate index benchmarks as well as information with respect to the performance of appropriate peer groups of funds.

In considering the nature and quality of services expected to be to be provided by the Advisor and the Sub-Advisor, the Trustees were informed with respect to the Sub-Advisor’s research and analysis capabilities and the portfolio management experience of the Sub-Advisor’s staff as well as the Advisor’s and Sub-Advisor’s operational and compliance structure and systems and financial strength. The Trustees reviewed the Funds’ proposed investment advisory fees and reviewed comparative fee and expense information for similarly situated funds. The Trustees also received reports from the Advisor and the Sub-Advisor regarding the performance and fee levels for other advisory client accounts they advise in similar strategies and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions, collateral requirements, and regulatory matters all require additional time and attention from the investment team.

The Trustees reviewed projected profitability data for the Advisor’s management of the Funds and considered information regarding other benefits the Advisor, the Sub-Advisor and their affiliates expected to derive from their relationships with the Funds.

Based upon their review, the Trustees determined that the proposed advisory fees to be payable to the Advisor and the Sub-Advisor were fair and reasonable in light of the nature and quality of services expected to be provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their future shareholders for the Trustees to approve the Agreements. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program for the RBC Funds established in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). RBC Global Asset Management (U.S.) Inc. (“RBC GAM”), the investment adviser to each Fund, serves as the Program Administrator and administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee.

RBC GAM, as Program Administrator, provided the Board with a report addressing the operation of the Program during the year ending December 31, 2022 and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum and any material changes to the Program.

I. Key Conclusions of the Report

During the review period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund, and no Fund was required to set a highly liquid investments minimum. There were no material changes to the Program implemented during the review period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the review period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and provided quarterly reports to the Board throughout the review period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors, as applicable:

a.     Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b.     Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c.     Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the review period.

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the review period.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Review of Initial Liquidity Risk

During the review period, four new RBC Funds were launched. The Program Administrator conducted initial liquidity risk reviews for each of these Funds and concluded that there were no significant liquidity risk concerns.

C. Portfolio Holdings Classifications

During the review period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the review period, the Funds also classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the review period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the review period.

Classification Review. As required by the Liquidity Rule, the Program Administrator reviewed the Funds’ liquidity classifications on a monthly basis as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. Due to the Russian-Ukrainian conflict, there were widespread sanctions against Russian-affiliated assets resulting in affected Russian holdings being classified as illiquid. During the review period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

D. Highly Liquid Investments Minimum

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and, with one exception, each Fund qualified as a PHLF on an ongoing basis during the review period as described in the Report. The newly launched RBC International Small Cap Equity Fund did not initially qualify as a PHLF, however, it was expected to meet the relevant threshold as soon as its access to all the relevant trading markets had been completed. Accordingly, a highly liquid investments minimum was not required for any Fund during the review period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

“15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the review period did any Fund breach the 15% limit.

F. Redemptions in Kind

There were no planned redemptions in-kind effected during the review period.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-LIQUID were required to be filed during the period and none were filed.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-23

Annual Report For the year ended March 31, 2023 RBC Short Duration Fixed Income Fund RBC Ultra-Short Fixed Income Fund About your Annual Report

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4

	Performance Summary (Unaudited)	5

	Management Discussion and Analysis (Unaudited)

	- RBC Short Duration Fixed Income Fund	8

	- RBC Ultra-Short Fixed Income Fund	10

	Schedules of Portfolio Investments	13

	Financial Statements

	- Statements of Assets and Liabilities	27

	- Statements of Operations	29

	- Statements of Changes in Net Assets	30

	Financial Highlights	32

	Notes to Financial Statements	36

	Report of Independent Registered Public Accounting Firm	49

	Other Federal Income Tax Information (Unaudited)	50

	Management (Unaudited)	51

	Share Class Information (Unaudited)	55

	Supplemental Information (Unaudited)	56

	Statement Regarding Liquidity Risk Management Program (Unaudited)	58

LETTER FROM THE PORTFOLIO MANAGERS
Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have a long track record of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter-duration investment solutions.

For the 12-month period ended March 31, 2023, the RBC Short Duration Fixed Income Fund had an annualized total return of 0.59% (Class I shares) compared to a return of 0.23% for the ICE BofA 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC Ultra-Short Fixed Income Fund had an annualized total return of 1.71% (Class I shares) compared to a return of 1.74% for the ICE BofA US 1-Year Treasury Bill Index, the Fund’s primary benchmark. The Funds’ performance during this period was dominated by the rapid rise in interest rates, especially on the front end of the yield curve. Persistently higher inflation drove the Federal Reserve (the “Fed”) to its most aggressive hiking cycle in years. This directly affected short-term fixed income markets and our Funds, as the magnitude and speed of the moves higher repriced bonds across the board. While performance was influenced by a massive movement in interest rates, the Funds’ focus on generating income through exposure to spread sectors allowed the funds to take advantage of the higher reset in yields.

It was an extraordinary period defined by stubbornly high inflation and the Fed’s aggressive response to tighten monetary policy, sending interest rates soaring. Fighting inflation was the key focus for the Fed as U.S. Consumer Price Index (“CPI”) readings were at multi-decade highs, even peaking as high as 9.1% in June 2022. In response, the Fed delivered several policy rate hikes throughout the year, bringing the Fed Funds rate to a range of 4.75%-5.00% by the end of March 2023. For perspective, recall that at the beginning of March 2022, the policy rate was still in the range of 0.00%-0.25%. Worse than expected CPI inflation prints continued to drive the outsized hikes and intensify the Fed’s hawkish sentiment throughout most of 2022. Nevertheless, there was a substantial amount of optimism going into 2023. The upbeat market tone was driven by ascending inflation and positive economic data showing the U.S. economy still had good momentum, despite the Fed’s massive tightening cycle over the last year. The most obvious sign of this continued strength was in the labor market, with the monster January job number pushing the unemployment rate to a five-decade low of 3.4%. Even with a highly anticipated recession looming, the U.S. economy continues to demonstrate resiliency. By the end of the first quarter 2023, volatility returned due to the sudden collapse of Silicon Valley Bank and a general lack of confidence in the banking system that caused an extreme flight to quality. This stress was a clear sign that the historic pace of rate increases in 2022 are beginning to have broader economic consequences. The Fed is in an even more difficult position of continuing to push hard on inflation while trying to prevent other parts of the economy from breaking. Even so, the Fed has remained unwavering in their commitment to controlling inflation, even as economic cracks begin to show. The pace of hikes may have slowed, but their job is not yet done.

U.S. Treasury yields have risen at an incredibly rapid pace during the period, especially on the very front end of the yield curve. The yield curve has been fully inverted since mid-2022, and by February 2023, the curve was severely inverted with the spread between 10- year Treasury and 2-year Treasury falling

1

LETTER FROM THE PORTFOLIO MANAGERS

to a 40-year low of -89 basis points (“bps”). The 2-year Treasury increased a total of 369 bps during 2022, while the 10-year Treasury increased 236 bps over the year. U.S. Treasury yields were particularly volatile in March 2023 on the heels of the banking stress and elevated risk aversion. The yield on the 2-year Treasury climbed to as high as 5.07% at the beginning of March and fell as a low as 3.77%, with plenty of wild intra-day swings around the height of the banking collapses before ending the quarter at 4.03%. The 10-year Treasury fell to 3.37% from a high of 4.05% in March, ending the period at 3.47%. Given the rapid rate movement upward, fixed income total return performance for most of 2022 was therefore extremely battered as a result of the rate volatility, but recovered a bit by the first quarter in 2023 given the drastic fall in yields.

Fixed income spreads widened for all major sectors in 2022, including investment grade credit spreads, which continued to widen in 2023 on the volatility induced by the banking sector. Over the period, investment grade (“IG”) corporate spreads widened to 138 bps by the end of March 2023, from a starting point of 116 bps at the end of March 2022. In 2022, IG corporates, as measured by the Bloomberg US Corporate Bond Index, returned -15.76%, one of the worst performing years in decades, however yields on IG corporates continued to improve higher. Even amid the volatility and uncertain path ahead, credit spreads remain well supported by solid fundamentals and continued demand from investors seeking attractive yields. In this environment, we remain cautious and continue to look for opportunities in investment grade credit and to take advantage of attractive higher yields to generate income.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Brandon Swensen, CFA Senior Portfolio Manager RBC Global Asset Management (U.S.) Inc.

Brian Svendahl, CFA Senior Portfolio Manager RBC Global Asset Management (U.S.) Inc.
Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks

2

LETTER FROM THE PORTFOLIO MANAGERS
different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years.

The ICE BofA US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date.

The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The Bloomberg US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

You cannot invest directly in an index.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The federal funds rate is the interest rate banks charge one another for loans made overnight to maintain their reserve requirements. The Federal Open Market Committee, within the Federal Reserve, sets these rates.

Spreads refer to the difference in yield between two similar securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete lists of Fund holdings.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl,CFA

Brian Svendahl, CFA

Senior Portfolio Manager

Brian is a senior portfolio manager within the RBC GAM-US fixed income team. He has been the lead portfolio manager for RBC GAM-US’s impact investing strategies since 2006 along with many government and mortgage strategies. Brian joined RBC GAM-US in 2005 and has co-led the Minneapolis-based fixed income group since 2012. He had previously held several risk management, research, and trading positions with a large American multinational financial services company and first started in the investment industry in 1992. Brian earned a BS in economics from the University of Minnesota and a BBA in finance and MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Brandon T. Swensen, CFA

Senior Portfolio Manager

Brandon is a senior portfolio manager within the RBC GAM-US fixed income team. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon joined the RBC GAM-US Mortgage and Government team in 2000, having earlier held positions as a research analyst covering asset-backed securities and credit, and as a financial analyst. Brandon began his career in the investment industry in 1998. He earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

4

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2023 (Unaudited)

	1 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC Short Duration Fixed Income Fund
Class A
- Including Max Sales Charge of 1.50%	(1.04)%	1.22%	1.33%
- At Net Asset Value	0.49%	1.53%	1.49%	0.45%	1.22%
Class I
- At Net Asset Value	0.59%	1.63%	1.58%	0.35%	0.78%

ICE BofA 1-3
Year US Corporate
& Government Index(d)	0.23%	1.27%	1.05%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	1.61%	1.55%	1.38%	0.38%	0.55%
Class I
- At Net Asset Value	1.71%	1.66%	1.47%	0.28%	0.48%

ICE BofA US 1-Year Treasury Bill Index(d)	1.74%	1.49%	1.04%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception and has been adjusted to reflect fees and expenses of Class A.

(b)

The Funds’ expenses reflect expense ratios shown in the prospectus dated July 28, 2022, as supplemented September 9, 2022. For current expense ratio information, please see the Financial Highlights starting on page 32.

(c)	The advisor has contractually agreed to waive certain fees and/or pay certain operating expenses until at least July 31, 2024.
(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofA 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofA US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly

5

  PERFORMANCE SUMMARY (UNAUDITED)

selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

6

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond). The Fund typically seeks to maintain a duration of three years or less.

Performance

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of 0.59% (Class I). That compares to an annualized total return of 0.23% for the ICE BofA 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns

•  Income from the Fund’s overweight in investment grade corporate bonds and securitized bonds

•  An overweight to Industrials was a large contributor, and positive security selection in Consumer Non-Cyclicals and Basic Industry credits

•  Exposure to Asset-Backed Securities (ABS)

•  The Fund’s curve positioning

Factors That Detracted From Relative Returns	• An allocation to non-agency commercial mortgage-backed securities (“CMBS”) • A headwind to performance in 2022 was the rapid increase in interest rates.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
The Fund seeks to achieve a high level of current income consistent with preservation of capital.				Investment Objective
ICE BofA 1-3 Year US Corporate & Government Index				Benchmark
				Asset Allocation as of 3/31/23 (% of Fund’s investments)

Hewlett Packard Enterprise Co., 6.10%, 4/1/26	1.70%	Exeter Automobile Receivables Trust, 6.69%, 6/15/29	1.28%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class B, 5.03%, 9/18/28	1.68%	Mitsubishi UFJ Financial Group, Inc., 5.06%, 9/12/25	1.13%
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25		Mitsubishi UFJ Financial Group, Inc., 5.72%, 2/20/26	1.10%
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26	1.56%	TransCanada PipeLines Ltd., 6.20%, 3/9/26	1.02%
		UBS Group AG, 4.49%, 5/12/26	0.97%
	1.33%	Take-Two Interactive Software, Inc., 3.30%, 3/28/24	0.95%
*A listing of all portfolio holdings can be found beginning on page 13
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial hypothetical investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond). The Fund typically seeks to maintain a duration of 6 to 18 months.

Performance

For the 12-month period ended March 31, 2023, the Fund had an annualized total return of 1.71% (Class I). That compares to an annualized total return of 1.74% for the ICE BofA US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns

•  Income from the Fund’s overweight in investment grade corporate bonds and securitized bonds

•  Allocations to Industrials and Utilities

•  Yield curve positioning with a bias away from the very front-end rates, relative to the index

Factors That Detracted From Relative Returns

•  A bias away from Treasuries in favor of spread sectors during a period when spreads generally widened

•  Allocations to Financials and asset-backed securities (ABS)

•  Exposure to Non-Agency Commercial Mortgage-Backed Securities (“CMBS”)

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
The Fund seeks to achieve a high level of current income consistent with preservation of capital.				Investment Objective
ICE BofA US 1-Year Treasury Bill Index				Benchmark
				Asset Allocation as of 3/31/23 (% of Fund’s investments)

Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26	2.86%	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 6.78%, 1/15/39	1.72%	Top Ten Holdings (excluding investment companies) (as of 3/31/23) (% of Fund’s net assets)
Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	2.05%	Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27	1.70%
Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 6.65%, 4/25/29	1.89%	UBS Group AG, 4.49%, 5/12/26	1.70%
Exeter Automobile Receivables Trust, Series 2019-1A, Class E, 5.20%, 1/15/26	1.87%	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 6.96%, 2/25/42	1.67%
Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 3/25/65	1.75%	Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.47%, 11/25/59	1.66%
*A listing of all portfolio holdings can be found beginning on page 21

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial hypothetical investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

12

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund

March 31, 2023

Principal Amount		Value

Corporate Bonds — 63.74%
Basic Materials — 0.83%
$200,000	Celanese US Holdings LLC, 5.90%, 7/5/24	$200,094
100,000	International Flavors & Fragrances, Inc., 1.23%, 10/1/25(a)	89,538
100,000	Nutrien Ltd., 5.90%, 11/7/24	101,436
100,000	Nutrien Ltd., 5.95%, 11/7/25	102,877

		493,945

Communications — 1.24%
300,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 2/1/24	296,872
250,000	Rogers Communications, Inc., 2.95%, 3/15/25(a)	240,603
196,000	Walt Disney Co. (The), 7.75%, 1/20/24	199,805

		737,280

Consumer, Cyclical — 6.73%
200,000	7-Eleven, Inc., 0.80%, 2/10/24(a)	191,643
365,000	Aptiv Plc / Aptiv Corp., 2.40%, 2/18/25	347,498
175,000	Brunswick Corp., 0.85%, 8/18/24	163,714
500,000	Daimler Truck Finance North America LLC, 5.15%, 1/16/26(a)	502,071
300,000	Daimler Truck Finance North America LLC, 5.20%, 1/17/25(a)	300,567
275,000	Daimler Truck Finance North America LLC, (SOFR RATE + 1.000%), 5.53%, 4/5/24(a),(b)	273,886
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	481,413
165,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	160,872
150,000	General Motors Financial Co., Inc., 4.15%, 6/19/23	149,461
265,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 5.80%, 2/26/27(b)	258,404
260,000	Volkswagen Group of America Finance LLC, 0.88%, 11/22/23(a)	252,329
250,000	Volkswagen Group of America Finance LLC, 3.95%, 6/6/25(a)	245,197
250,000	Volkswagen Group of America Finance LLC, 4.25%, 11/13/23(a)	248,022
180,000	Warnermedia Holdings, Inc., 3.43%, 3/15/24(a)	175,946
250,000	Warnermedia Holdings, Inc., 6.41%, 3/15/26	251,212

		4,002,235

Consumer, Non-cyclical — 8.90%
375,000	Amgen, Inc., 5.15%, 3/2/28	382,958
182,000	Becton Dickinson & Co., 3.36%, 6/6/24	178,653
275,000	Conagra Brands, Inc., 0.50%, 8/11/23	270,084
475,000	CVS Health Corp., 5.00%, 2/20/26	480,486
200,000	Elevance Health, Inc., 4.90%, 2/8/26	199,430
250,000	EMD Finance LLC, 3.25%, 3/19/25(a)	242,250
475,000	GE HealthCare Technologies, Inc., 5.55%, 11/15/24(a)	477,871
550,000	GE HealthCare Technologies, Inc., 5.60%, 11/15/25(a)	556,824
225,000	Global Payments, Inc., 1.50%, 11/15/24	211,911
525,000	Haleon UK Capital Plc, 3.13%, 3/24/25	507,310
350,000	HCA, Inc., 5.38%, 2/1/25	350,115
250,000	Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 6/1/25(a)	231,014

13

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value

$175,000	Humana, Inc., 0.65%, 8/3/23	$172,533
200,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.50%, 1/15/27(a)	176,225
400,000	JDE Peet’s NV, 0.80%, 9/24/24(a)	372,552
275,000	PerkinElmer, Inc., 0.85%, 9/15/24	257,767
240,000	Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	226,887

		5,294,870

Energy — 5.26%
100,000	Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 2.06%, 12/15/26	90,670
400,000	Continental Resources, Inc., 2.27%, 11/15/26(a)	354,586
225,000	Enbridge, Inc., 0.55%, 10/4/23	219,106
500,000	Enbridge, Inc., 2.50%, 1/15/25	479,798
250,000	Energy Transfer LP, 4.50%, 4/15/24	247,103
500,000	Enterprise Products Operating LLC, 5.05%, 1/10/26	507,108
70,000	EQT Corp., 5.68%, 10/1/25	69,860
200,000	Kinder Morgan Energy Partners LP, 4.25%, 9/1/24	197,732
125,000	Kinder Morgan, Inc., 1.75%, 11/15/26	112,622
250,000	Kinder Morgan, Inc., 4.30%, 6/1/25	246,286
600,000	TransCanada PipeLines Ltd., 6.20%, 3/9/26	604,162

		3,129,033

Financial — 24.64%
300,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.88%, 1/16/24	296,486
500,000	American Tower Corp., REIT, 5.00%, 2/15/24	498,239
250,000	Athene Global Funding, 1.61%, 6/29/26(a)	216,463
125,000	Athene Global Funding, 1.73%, 10/2/26(a)	108,462
250,000	Bank of America Corp., 5.08%, 1/20/27(c)	249,457
510,000	Barclays Plc, 5.30%, 8/9/26(c)	499,948
149,000	Camden Property Trust, REIT, 4.88%, 6/15/23	148,796
235,000	Capital One Financial Corp., 2.64%, 3/3/26(c)	217,788
390,000	Charles Schwab Corp. (The), (Secured Overnight Financing Average Index + 1.050%), 5.83%, 3/3/27(b)	372,236
170,000	Citigroup, Inc., 1.28%, 11/3/25(c)	158,768
350,000	Citigroup, Inc., 4.04%, 6/1/24(c)	348,955
115,000	Citigroup, Inc., 4.14%, 5/24/25(c)	113,067
350,000	Citigroup, Inc., (SOFR RATE + 0.770%), 5.58%, 6/9/27(b)	342,656
480,000	Comerica Bank, 2.50%, 7/23/24	440,800
275,000	Corebridge Financial, Inc., 3.50%, 4/4/25(a)	264,495
300,000	Credit Agricole SA, 3.75%, 4/24/23(a)	299,770
275,000	Crown Castle, Inc., REIT, 1.35%, 7/15/25	253,562
325,000	Deutsche Bank AG, Series E, 0.96%, 11/8/23	311,713
475,000	Deutsche Bank AG, 4.16%, 5/13/25	454,192
200,000	DNB Bank ASA, 1.54%, 5/25/27(a),(c)	177,611
425,000	Fifth Third Bank NA, 5.85%, 10/27/25(c)	419,886
300,000	GA Global Funding Trust, 2.25%, 1/6/27(a)	268,207
150,000	Goldman Sachs Group, Inc. (The), 0.93%, 10/21/24(c)	146,053

14

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value

$ 220,000	Goldman Sachs Group, Inc. (The), 1.76%, 1/24/25(c)	$213,265
200,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	188,301
382,000	Huntington Bancshares, Inc., 2.63%, 8/6/24	357,454
455,000	Huntington National Bank (The), 5.70%, 11/18/25(c)	440,339
100,000	Jackson Financial, Inc., 1.13%, 11/22/23	96,984
430,000	JPMorgan Chase & Co., 3.85%, 6/14/25(c)	422,540
200,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.890%), 5.71%, 7/23/24(b)	199,957
425,000	KeyBank NA, 4.15%, 8/8/25	402,691
510,000	Lloyds Banking Group Plc, 4.72%, 8/11/26(c)	496,213
425,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	400,197
675,000	Mitsubishi UFJ Financial Group, Inc., 5.06%, 9/12/25(c)	670,073
650,000	Mitsubishi UFJ Financial Group, Inc., 5.72%, 2/20/26(c)	651,632
150,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	140,104
355,000	Morgan Stanley, 3.62%, 4/17/25(c)	348,439
465,000	Morgan Stanley, 5.05%, 1/28/27(c)	464,128
350,000	Nomura Holdings, Inc., 5.10%, 7/3/25	344,161
250,000	Realty Income Corp., REIT, 4.60%, 2/6/24	247,990
300,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	289,517
250,000	Societe Generale SA, (SOFR RATE + 1.050%), 5.67%, 1/21/26(a),(b)	243,928
600,000	UBS Group AG, 4.49%, 5/12/26(a),(c)	578,823
110,000	VICI Properties LP, REIT, 4.38%, 5/15/25	106,770
420,000	Wells Fargo & Co., GMTN, 3.53%, 3/24/28(c)	396,250
360,000	Wells Fargo & Co., GMTN, 3.91%, 4/25/26(c)	349,061

		14,656,427

Industrial — 2.60%
200,000	Boeing Co. (The), 1.43%, 2/4/24	193,304
150,000	Boeing Co. (The), 2.20%, 2/4/26	139,142
300,000	CNH Industrial Capital LLC, 1.45%, 7/15/26	268,853
300,000	Huntington Ingalls Industries, Inc., 0.67%, 8/16/23	294,076
425,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	407,415
250,000	Trane Technologies Luxembourg Finance SA, 3.55%, 11/1/24	244,373

		1,547,163

Technology — 6.70%
80,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23	79,975
1,000,000	Hewlett Packard Enterprise Co., 6.10%, 4/1/26	1,008,366
260,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26	227,249
375,000	Microchip Technology, Inc., 0.97%, 2/15/24	359,995
100,000	Microchip Technology, Inc., 0.98%, 9/1/24	94,236
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25	94,843
295,000	Oracle Corp., 5.80%, 11/10/25	302,366
300,000	Qorvo, Inc., 1.75%, 12/15/24(a)	279,773
225,000	Roper Technologies, Inc., 2.35%, 9/15/24	216,542
125,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	124,082
575,000	Take-Two Interactive Software, Inc., 3.30%, 3/28/24	562,789

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value

$200,000	TSMC Arizona Corp., 1.75%, 10/25/26	$181,580
250,000	VMware, Inc., 1.00%, 8/15/24	235,677
225,000	Western Digital Corp., 4.75%, 2/15/26	216,719

		3,984,192

Utilities — 6.84%
275,000	Ameren Corp., 1.95%, 3/15/27	246,651
400,000	American Electric Power Co., Inc., Series M, 0.75%, 11/1/23	390,584
100,000	American Electric Power Co., Inc., 2.03%, 3/15/24	96,976
250,000	CenterPoint Energy, Inc., (TBA), 1.45%, 6/1/26	226,357
370,000	Consolidated Edison, Inc., Series A, 0.65%, 12/1/23	359,072
280,000	Emera US Finance LP, 0.83%, 6/15/24	264,402
500,000	Evergy, Inc., 2.45%, 9/15/24	479,909
335,000	Eversource Energy, 4.20%, 6/27/24	331,400
250,000	Fells Point Funding Trust, 3.05%, 1/31/27(a)	232,080
325,000	OGE Energy Corp., 0.70%, 5/26/23	322,688
325,000	Pacific Gas and Electric Co., 1.70%, 11/15/23	316,729
190,000	Southern Co. (The), 4.48%, 8/1/24	187,482
300,000	System Energy Resources, Inc., 6.00%, 4/15/28	307,527
310,000	Vistra Operations Co. LLC, 5.13%, 5/13/25(a)	302,535

		4,064,392

Total Corporate Bonds		37,909,537

(Cost $39,102,100)

Asset Backed Securities — 23.49%
240,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	237,503
74,062	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, 4/18/25	73,448
955,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	926,683
315,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	284,804
250,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	246,243
310,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	303,037
175,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	169,896
506,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	504,400
256,127	Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28	245,034
500,000	Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	466,137
430,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	377,232

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value

$ 470,000	Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27(a)	$ 445,576
35,307	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	34,737
400,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45%, 1/16/29	378,011
566,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	527,069
750,000	Exeter Automobile Receivables Trust, 6.69%, 6/15/29	762,002
810,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26(a)	789,068
282,609	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 9/15/25(a)	277,240
330,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	305,608
300,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class B, 5.97%, 3/15/27	301,583
300,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25	296,717
325,000	GM Financial Automobile Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	320,116
410,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class B, 2.32%, 12/16/24	409,549
120,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class C, 2.62%, 1/16/25	119,880
80,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	78,575
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	58,972
1,000,000	GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class B, 5.03%, 9/18/28	1,001,781
218,151	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(a)	197,020
250,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 6.44%, 10/17/29(a),(b)	243,775
22,173	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	22,067
400,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.13%, 11/16/26	380,216
400,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, 7/15/27	377,346
500,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33%, 9/15/27	471,797
200,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class D, 1.67%, 10/15/27	186,539
562,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/32(a)	523,343
438,209	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	390,497
500,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(a)	481,419

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value

$425,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(a)	$ 399,517

77,293	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	77,180

291,811	VSE VOI Mortgage LLC, Series 2018-A, Class C, 4.02%, 2/20/36(a)	283,088

Total Asset Backed Securities		13,974,705

(Cost $14,529,127)

Collateralized Mortgage Obligations — 10.39%
330,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 6.41%, 1/16/37(a),(b)	313,198
380,097	Bellemeade Re Ltd., Series 2019-2A, Class M1C, (LIBOR USD 1-Month + 2.000%), 6.85%, 4/25/29(a),(b)	379,490
223,503	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1-Month + 1.426%), 6.11%, 10/15/36(a),(b)	204,268
254,847	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 6.08%, 10/15/38(a),(b)	238,320
500,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 8.72%, 6/15/27(a),(b)	485,027
400,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 7.52%, 3/15/39(a),(b)	377,290
289,412	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 7.67%, 4/15/37(a),(b)	270,863
500,000	COMM Mortgage Trust, Series 2014-CR15, Class D, 4.67%, 2/10/47(a),(d)	430,642
191,408	Connecticut Avenue Securities Trust, (Secured Overnight Financing Rate 30 Day Average + 2.000%), 6.56%, 3/25/42(a),(b)	190,932
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 6.46%, 12/25/41(a),(b)	196,504
250,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.500%), 8.06%, 3/25/42(a),(b)	248,796
110,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.100%), 7.66%, 3/25/42(a),(b)	108,980
499,299	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 6.65%, 4/25/29(a),(b)	498,492
500,000	Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.47%, 11/25/59(a),(d)	439,997
200,589	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 5.46%, 11/25/41(a),(b)	198,093
125,000	Freddie Mac STACR REMIC Trust, (Secured Overnight Financing Rate 30 Day Average + 2.100%), 6.66%, 3/25/43(a),(b)	125,116
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 6.96%, 2/25/42(a),(b)	444,120

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value
$199,271	Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1A, (Secured Overnight Financing Rate 30 Day Average + 2.000%), 6.56%, 4/25/42(a),(b)	$ 199,229
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 6.78%, 1/15/39(a),(b)	364,578
500,000	Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 3/25/65(a),(d)	464,892

Total Collateralized Mortgage Obligations		6,178,827

(Cost $6,521,162)

U.S. Government Agency Backed Mortgages — 0.01%
Fannie Mae — 0.01%
1,722	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 5.80%, 10/25/31(b)	1,742
1,331	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 5.60%, 11/25/39(b)	1,337

		3,079

Freddie Mac — 0.00%
1,346	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 5.68%, 3/15/32(b)	1,364
1,475	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 5.68%, 3/15/32(b)	1,497
152	Series 2627, Class MW, 5.00%, 6/15/23	152
341	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 5.18%, 11/15/40(b)	342

		3,355

Total U.S. Government Agency Backed Mortgages		6,434

(Cost $6,359)

Shares
Investment Company — 1.30%
771,303	U.S. Government Money Market Fund, RBC Institutional Class 1(e)	771,303

Total Investment Company	771,303

(Cost $771,303)

Total Investments	$58,840,806
(Cost $60,930,051)(f) — 98.93%

Other assets in excess of liabilities — 1.07%	634,471

NET ASSETS — 100.00%	$59,475,277

19

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2023

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Floating rate note. Rate shown is as of report date.
(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.
(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2023:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value	Clearinghouse
Two Year U.S. Treasury Note	44	June 2023	$99,688	USD $9,083,938	Barclays Capital Group

Total			$99,688

Abbreviations used are defined below:

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund

March 31, 2023

Principal Amount		Value

Corporate Bonds — 47.05%
Basic Materials — 0.50%
$ 400,000	Celanese US Holdings LLC, 5.90%, 7/5/24	$ 400,188

Consumer, Cyclical — 4.37%
525,000	Brunswick Corp., 0.85%, 8/18/24	491,141
725,000	Daimler Truck Finance North America LLC, (SOFR RATE + 1.000%), 5.53%, 4/5/24(a),(b)	722,063
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	481,413
865,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 5.80%, 2/26/27(b)	843,470
575,000	Warnermedia Holdings, Inc., 3.43%, 3/15/24(a)	562,051
375,000	Warnermedia Holdings, Inc., 6.41%, 3/15/26	376,818

		3,476,956

Consumer, Non-cyclical — 3.20%
600,000	CVS Health Corp., 5.00%, 2/20/26	606,929
1,150,000	HCA, Inc., 5.38%, 2/1/25	1,150,379
850,000	JDE Peet’s NV, 0.80%, 9/24/24(a)	791,673

		2,548,981

Energy — 0.92%
825,000	Continental Resources, Inc., 2.27%, 11/15/26(a)	731,335

Financial — 30.45%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.88%, 1/16/24	494,143
1,000,000	Athene Global Funding, (Secured Overnight Financing Average Index + 0.715%), 5.25%, 1/7/25(a),(b)	971,766
650,000	Bank of America Corp., GMTN, 0.52%, 6/14/24(c)	642,932
1,250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 5.78%, 7/23/24(b)	1,251,180
250,000	Barclays Plc, 1.01%, 12/10/24(c)	241,122
600,000	Barclays Plc, 3.65%, 3/16/25	572,475
1,000,000	Barclays Plc, 5.30%, 8/9/26(c)	980,289
300,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 5.81%, 9/13/23(b)	299,899
1,305,000	Charles Schwab Corp. (The), (Secured Overnight Financing Average Index + 1.050%), 5.83%, 3/3/27(b)	1,245,558
1,000,000	Citigroup, Inc., (SOFR RATE + 0.770%), 5.58%, 6/9/27(b)	979,016
645,000	Comerica Bank, 2.50%, 7/23/24	592,325
575,000	Fifth Third Bank NA, 5.85%, 10/27/25(c)	568,081
750,000	Goldman Sachs Group, Inc. (The), (SOFR RATE + 0.700%), 5.32%, 1/24/25(b)	740,738
250,000	HSBC Holdings Plc, 0.73%, 8/17/24(c)	244,749
550,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	517,828
350,000	HSBC Holdings Plc, 3.95%, 5/18/24(c)	348,724
1,000,000	HSBC Holdings Plc, (SOFR RATE + 1.430%), 6.22%, 3/10/26(b)	991,618

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value
$ 530,000	Huntington Bancshares, Inc., 2.63%, 8/6/24	$ 495,944
500,000	Huntington National Bank (The), 5.70%, 11/18/25(c)	483,889
500,000	JPMorgan Chase & Co., (SOFR RATE + 0.580%), 5.42%, 6/23/25(b)	493,227
1,000,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.850%), GMTN, 5.66%, 1/10/25(b)	999,692
575,000	KeyBank NA, 4.15%, 8/8/25	544,818
400,000	Lloyds Banking Group Plc, 0.70%, 5/11/24(c)	397,503
1,000,000	Lloyds Banking Group Plc, 4.72%, 8/11/26(c)	972,967
575,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	541,443
535,000	Mitsubishi UFJ Financial Group, Inc., 5.06%, 9/12/25(c)	531,095
875,000	Mitsubishi UFJ Financial Group, Inc., 5.72%, 2/20/26(c)	877,197
475,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	443,663
905,000	Morgan Stanley, 3.62%, 4/17/25(c)	888,273
775,000	Nomura Holdings, Inc., 5.10%, 7/3/25	762,070
680,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	656,238
750,000	Societe Generale SA, (SOFR RATE + 1.050%), 5.67%, 1/21/26(a),(b)	731,784
1,400,000	UBS Group AG, 4.49%, 5/12/26(a),(c)	1,350,587
285,000	VICI Properties LP, REIT, 4.38%, 5/15/25	276,631
1,170,000	Wells Fargo & Co., GMTN, 3.53%, 3/24/28(c)	1,103,839

		24,233,303

Technology — 4.20%
375,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26	327,762
525,000	Microchip Technology, Inc., 0.97%, 2/15/24	503,993
500,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25	474,214
500,000	Qorvo, Inc., 1.75%, 12/15/24(a)	466,288
875,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	868,574
725,000	Western Digital Corp., 4.75%, 2/15/26	698,318

		3,339,149

Utilities — 3.41%
1,000,000	CenterPoint Energy, Inc., (Secured Overnight Financing Average Index + 0.650%), 5.37%, 5/13/24(b)	990,467
1,115,000	Emera US Finance LP, 0.83%, 6/15/24	1,052,884
690,000	Vistra Operations Co. LLC, 5.13%, 5/13/25(a)	673,384

		2,716,735

Total Corporate Bonds		37,446,647

(Cost $38,578,495)
Asset Backed Securities — 27.64%
234,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D, 1.49%, 9/18/26	215,834
160,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	158,335
100,000	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D, 1.80%, 12/18/25	95,485

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value
$ 390,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	$352,614
100,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	97,754
125,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	121,355
572,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	570,191
900,000	CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/27	771,757
844,675	Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28	808,091
1,750,000	Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	1,631,478
1,399,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	1,227,318
1,430,000	Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27(a)	1,355,689
80,336	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.69%, 8/17/26	79,461
52,290	Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	51,980
1,100,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45%, 1/16/29	1,039,530
775,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	721,694
1,500,000	Exeter Automobile Receivables Trust, Series 2019-1A, Class E, 5.20%, 1/15/26(a)	1,490,248
2,340,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26(a)	2,279,530
1,100,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	1,004,663
1,000,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	926,085
700,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class B, 5.97%, 3/15/27	703,693
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	58,931
50,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	49,143
1,040,000	GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class C, 0.92%, 12/15/27(a)	925,628
743,075	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(a)	671,098
460,081	MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(a)	448,356
900,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 6.44%, 10/17/29(a),(b)	877,590
173	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.65%, 4/15/25	173
44,345	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	44,134

23

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value
$ 625,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33%, 9/15/27	$589,747
879,481	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	783,726
600,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(a)	577,703
1,300,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(a)	1,222,052
47,781	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	47,711

Total Asset Backed Securities		21,998,777

(Cost $23,518,911)

Collateralized Mortgage Obligations — 23.56%
1,010,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 6.41%, 1/16/37(a),(b)	958,576
1,260,106	Bellemeade Re Ltd., Series 2019-2A, Class M1C, (LIBOR USD 1-Month + 2.000%), 6.85%, 4/25/29(a),(b)	1,258,095
633,260	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1-Month + 1.426%), 6.11%, 10/15/36(a),(b)	578,760
857,211	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 6.08%, 10/15/38(a),(b)	801,620
1,250,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 8.72%, 6/15/27(a),(b)	1,212,567
1,200,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 7.52%, 3/15/39(a),(b)	1,131,871
886,907	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 7.67%, 4/15/37(a),(b)	830,065
1,500,000	COMM Mortgage Trust, Series 2014-CR15, Class D, 4.67%, 2/10/47(a),(d)	1,291,927
535,355	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.550%), 6.11%, 10/25/41(a),(b)	519,792
670,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 6.46%, 12/25/41(a),(b)	636,028
750,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.500%), 8.06%, 3/25/42(a),(b)	746,389
329,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.100%), 7.66%, 3/25/42(a),(b)	325,950
1,503,912	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 6.65%, 4/25/29(a),(b)	1,501,482
1,500,000	Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.47%, 11/25/59(a),(d)	1,319,991
625,367	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 5.46%, 11/25/41(a),(b)	617,584

24

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2023

Principal Amount		Value
$1,380,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 6.96%, 2/25/42(a),(b)	$1,332,359
490,870	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(a),(d)	434,568
1,500,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 6.78%, 1/15/39(a),(b)	1,367,166
300,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(a),(d)	251,190
1,500,000	Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 3/25/65(a),(d)	1,394,674
286,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(a),(d)	243,474

Total Collateralized Mortgage Obligations		18,754,128

(Cost $19,969,268)

U.S. Government Agency Backed Mortgages — 0.00%
Fannie Mae — 0.00%
98	Series 2003-55, Class CD, 5.00%, 6/25/23	98

Total U.S. Government Agency Backed Mortgages (Cost $98)		98

Shares
Investment Company — 0.96%
762,424	U.S. Government Money Market Fund, RBC Institutional Class 1(e)	762,424

Total Investment Company (Cost $762,424)		762,424

Total Investments (Cost $82,829,196)(f) — 99.21%		$78,962,074

Other assets in excess of liabilities — 0.79%		631,410

NET ASSETS — 100.00%		$79,593,484

25

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2023

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Floating rate note. Rate shown is as of report date.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.

(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2023:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value	Clearinghouse
Two Year U.S. Treasury Note	75	June 2023	$(170,508)	USD $15,483,984	Barclays Capital Group

Total			$(170,508)

Abbreviations used are defined below:

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

See Notes to the Financial Statements.

26

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2023

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $60,158,748 and $82,066,772, respectively)	$58,069,503	$78,199,650
Affiliated investments (cost $771,303 and $762,424, respectively)	771,303	762,424
Cash at broker for financial futures contracts	234,976	585,129
Interest and dividend receivable	334,675	390,156
Receivable from advisor	13,238	6,286
Receivable for capital shares issued	—	996
Unrealized appreciation on futures contracts	99,688	—
Prepaid expenses and other assets	23,284	25,416

Total Assets	59,546,667	79,970,057

Liabilities:
Professional fees payable	1,972	1,972
Distributions payable	—	2,174
Payable for capital shares redeemed	6,201	107,384
Unrealized depreciation on futures contracts	—	170,508
Accrued expenses and other payables:
Accounting fees	6,733	7,006
Audit fees	34,966	34,966
Trustees’ fees	1,480	2,649
Distribution fees	—	806
Custodian fees	420	585
Shareholder reports	4,950	6,781
Transfer agent fees	8,311	20,025
Other	6,357	21,717

Total Liabilities	71,390	376,573

Net Assets	$59,475,277	$79,593,484

Net Assets Consists of:
Capital	$62,060,766	$85,703,940
Accumulated earnings	(2,585,489)	(6,110,456)

Net Assets	$59,475,277	$79,593,484

27

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2023

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$501,936		$16,565,426
Class I	58,973,341		63,028,058

Total	$59,475,277		$79,593,484

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	52,767		1,727,047
Class I	6,207,310		6,580,013

Total	6,260,077		8,307,060

Net Asset Values and Redemption Prices Per Share:
Class A	$9.51		$9.59

Class I	$9.50		$9.58

Maximum Offering Price Per Share:
Class A	$9.65	$	N/A

Maximum Sales Charge - Class A	1.50%		N/A

See Notes to the Financial Statements.

28

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2023

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$1,575,024	$2,954,504
Dividend income - affiliated	24,260	47,102

Total Investment Income	1,599,284	3,001,606
Expenses:
Investment advisory fees	169,539	246,058
Distribution fees–Class A	673	32,809
Accounting fees	61,763	67,246
Audit fees	39,000	39,000
Custodian fees	2,544	3,718
Insurance fees	3,467	3,469
Legal fees	8,637	9,279
Registrations and filing fees	39,492	62,215
Shareholder reports	42,293	50,626
Transfer agent fees–Class A	3,821	9,832
Transfer agent fees–Class I	62,556	61,722
Trustees’ fees and expenses	4,180	8,089
Tax expense	4,209	4,210
Other fees	5,250	6,354

Total expenses before fee waiver/reimbursement	447,424	604,627
Advisor	(250,504)	(275,666)

Net expenses	196,920	328,961

Net Investment Income	1,402,364	2,672,645

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(270,121)	(3,043,438)
Futures contracts	(238,977)	1,501,545

Net realized losses	(509,098)	(1,541,893)
Net change in unrealized appreciation/
(depreciation) on:
Investments	(676,010)	498,521
Futures contracts	167,546	(630,008)

Net unrealized losses	(508,464)	(131,487)

Change in net assets resulting from operations	$384,802	$999,265

See Notes to the Financial Statements.

29

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$1,402,364	$596,863
Net realized gains/(losses) from investments and futures contracts	(509,098)	259,277
Net change in unrealized depreciation on investments and futures contracts	(508,464)	(2,250,016)

Change in net assets resulting from operations	384,802	(1,393,876)

Distributions to Shareholders:
Class A	(15,140)	(17,852)
Class I	(1,382,383)	(972,679)

Change in net assets resulting from shareholder distributions	(1,397,523)	(990,531)

Capital Transactions:
Proceeds from shares issued	7,762,045	25,315,849
Distributions reinvested	1,387,284	961,974
Cost of shares redeemed	(4,017,143)	(33,136,367)

Change in net assets resulting from capital transactions	5,132,186	(6,858,544)

Net increase/(decrease) in net assets	4,119,465	(9,242,951)
Net Assets:
Beginning of year	55,355,812	64,598,763

End of year	$59,475,277	$55,355,812

Share Transactions:
Issued	816,371	2,533,250
Reinvested	146,637	96,024
Redeemed	(423,226)	(3,264,783)

Change in shares resulting from capital transactions	539,782	(635,509)

See Notes to the Financial Statements.

30

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund
	Fund For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Investment Activities
Operations:
Net investment income	$2,672,645	$1,136,544
Net realized gains/(losses) from investments and futures contracts	(1,541,893)	195,573
Net change in unrealized depreciation on investments and futures contracts	(131,487)	(4,300,233)

Change in net assets resulting from operations	999,265	(2,968,116)

Distributions to Shareholders:
Class A	(868,824)	(278,925)
Class I	(2,228,135)	(915,830)

Change in net assets resulting from shareholder distributions	(3,096,959)	(1,194,755)

Capital Transactions:
Proceeds from shares issued	73,981,334	188,429,977
Distributions reinvested	3,027,793	1,127,394
Cost of shares redeemed	(145,266,311)	(131,366,375)

Change in net assets resulting from capital transactions	(68,257,184)	58,190,996

Net increase/(decrease) in net assets	(70,354,878)	54,028,125
Net Assets:
Beginning of year	149,948,362	95,920,237

End of year	$79,593,484	$149,948,362

Share Transactions:
Issued	7,706,978	18,954,315
Reinvested	316,238	113,813
Redeemed	(15,137,723)	(13,253,764)

Change in shares resulting from capital transactions	(7,114,507)	5,814,364

See Notes to the Financial Statements.

31

  FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$ 9.69	0.22	(0.18)	0.04	(0.22)	—	(0.22)	$ 9.51
Year Ended 3/31/22	10.18	0.12	(0.41)	(0.29)	(0.13)	(0.07)	(0.20)	9.69
Year Ended 3/31/21	9.98	0.17	0.21	0.38	(0.18)	—	(0.18)	10.18
Year Ended 3/31/20	9.94	0.25	0.04	0.29	(0.25)	—	(0.25)	9.98
Year Ended 3/31/19	9.85	0.24	0.09	0.33	(0.24)	—	(0.24)	9.94
Class I
Year Ended 3/31/23	$ 9.68	0.24	(0.19)	0.05	(0.23)	—	(0.23)	$ 9.50
Year Ended 3/31/22	10.16	0.13	(0.40)	(0.27)	(0.14)	(0.07)	(0.21)	9.68
Year Ended 3/31/21	9.98	0.18	0.19	0.37	(0.19)	—	(0.19)	10.16
Year Ended 3/31/20	9.94	0.25	0.05	0.30	(0.26)	—	(0.26)	9.98
Year Ended 3/31/19	9.84	0.25	0.10	0.35	(0.25)	—	(0.25)	9.94

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

32

  FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/23	0.49%	$ 502	0.45%	2.26%	1.32%	35%
Year Ended 3/31/22	(2.84)%	887	0.45%	1.18%	1.22%	76%
Year Ended 3/31/21	6.45%	419	0.45%	1.70%	1.58%	54%
Year Ended 3/31/20	0.34%	294	0.45%	2.48%	2.07%	33%
Year Ended 3/31/19	3.44%	310	0.45%	2.41%	1.99%	48%
Class I
Year Ended 3/31/23	0.59%	$58,973	0.35%	2.48%	0.79%	35%
Year Ended 3/31/22	(2.66)%	54,469	0.35%	1.30%	0.78%	76%
Year Ended 3/31/21	6.35%	64,179	0.35%	1.79%	0.68%	54%
Year Ended 3/31/20	0.45%	56,016	0.35%	2.53%	0.79%	33%
Year Ended 3/31/19	3.65%	27,563	0.35%	2.55%	1.04%	48%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

33

  FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/23	$9.73	0.23	(0.08)	0.15	(0.25)	(0.04)	(0.29)	$ 9.59
Year Ended 3/31/22	9.99	0.08	(0.26)	(0.18)	(0.08)	—	(0.08)	9.73
Year Ended 3/31/21	9.58	0.13	0.42	0.55	(0.14)	—	(0.14)	9.99
Year Ended 3/31/20	9.89	0.23	(0.29)	(0.06)	(0.25)	—	(0.25)	9.58
Year Ended 3/31/19	9.84	0.24	0.06	0.30	(0.25)	—	(0.25)	9.89
Class I
Year Ended 3/31/23	$9.72	0.25	(0.09)	0.16	(0.26)	(0.04)	(0.30)	$ 9.58
Year Ended 3/31/22	9.98	0.09	(0.26)	(0.17)	(0.09)	—	(0.09)	9.72
Year Ended 3/31/21	9.57	0.14	0.42	0.56	(0.15)	—	(0.15)	9.98
Year Ended 3/31/20	9.87	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	9.57
Year Ended 3/31/19	9.83	0.25	0.04	0.29	(0.25)	—	(0.25)	9.87

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

34

  FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/23	1.61%	$ 16,565	0.38%	2.34%	0.59%	32%
Year Ended 3/31/22	(1.81)%	46,963	0.38%	0.78%	0.55%	62%
Year Ended 3/31/21	5.78%	16,173	0.38%	1.30%	0.81%	56%
Year Ended 3/31/20	(0.67)%	5,745	0.38%	2.34%	1.07%	93%
Year Ended 3/31/19	3.04%	1,728	0.38%	2.41%	1.30%	57%
Class I
Year Ended 3/31/23	1.71%	$ 63,028	0.28%	2.57%	0.55%	32%
Year Ended 3/31/22	(1.72)%	102,986	0.28%	0.87%	0.48%	62%
Year Ended 3/31/21	5.89%	79,747	0.28%	1.42%	0.77%	56%
Year Ended 3/31/20	(0.47)%	34,948	0.28%	2.56%	0.99%	93%
Year Ended 3/31/19	3.04%	30,249	0.28%	2.57%	1.07%	57%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

35

  NOTES TO FINANCIAL STATEMENTS

March 31, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A shares of Short Duration Fixed Income Fund are offered with a 1.50% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemptions within 12 months of a $500,000 or greater purchase on which no front-end sales charge was paid. Class A shares of Ultra-Short Fixed Income Fund and Class I shares are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the ”Board“) has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

36

  NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

37

  NOTES TO FINANCIAL STATEMENTS

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•     Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•     Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$37,909,537	$—	$37,909,537
Asset Backed Securities	—	13,974,705	—	13,974,705
Collateralized Mortgage Obligations	—	6,178,827	—	6,178,827
Investment Company	771,303	—	—	771,303
U.S. Government Agency Backed Mortgages	—	6,434	—	6,434
Other Financial Instruments*
Financial futures contracts	99,688	—	—	99,688

Total Assets	$870,991	$58,069,503	$—	$58,940,494

38

  NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$37,446,647	$—	$37,446,647
Asset Backed Securities	—	21,998,777	—	21,998,777
Collateralized Mortgage Obligations	—	18,754,128	—	18,754,128
Investment Company	762,424	—	—	762,424
U.S. Government Agency Backed Mortgages	—	98	—	98

Total Assets	$762,424	$78,199,650	$—	$78,962,074

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(170,508)	$—	$—	$(170,508)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2023.

39

  NOTES TO FINANCIAL STATEMENTS

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2023.

Fair Values of Derivative Financial Instrument as of March 31, 2023(1)
Statement of Assets and Liabilities Location
Asset Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$99,688	$—

Total	$99,688	$—

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$—	$170,508

Total	$—	$170,508

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2023 is as follows:

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(238,977)	$1,501,545

Total	$(238,977)	$1,501,545

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$167,546	$(630,008)

Total	$167,546	$(630,008)

(1) Not considered to be hedging instruments for accounting disclosure purposes.

40

  NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2023, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	28	—
Futures short position (contracts)	—	135

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

	Value March 31, 2022	Purchases	Sales	Value March 31, 2023	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Short Duration Fixed Income Fund	$1,318,402	$23,624,243	$24,171,342	$771,303	$ 24,260
Ultra-Short Fixed Income Fund	524,983	76,794,316	76,556,875	762,424	47,102

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

41

  NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Realized gains and losses from investment transactions and the net change in unrealized appreciation/(depreciation) relating to movements in foreign currency exchange rates are reported as realized gains and losses on foreign currency transactions and net change in unrealized appreciation/(depreciation) on foreign currency, respectively, in the statements of operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These ”book/tax“ differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2024.

42

  NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2023 were:

	FYE 3/31/21	FYE 3/31/22	FYE 3/31/23	Total
Short Duration Fixed Income Fund	$217,611	$200,733	$248,956	$667,300
Ultra-Short Fixed Income Fund	260,145	249,432	272,270	781,847

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2023, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$1,548
Ultra-Short Fixed Income Fund	3,397

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

43

  NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2023, there were no fees waived by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2023.

For the year ended March 31, 2023, the Distributor received no commissions from front-end sales charges of Class A shares.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2023 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.

Short Duration Fixed Income Fund	$21,648,026	$16,086,505	$2,954,595	$2,800,788
Ultra-Short Fixed Income Fund	28,608,950	96,506,995	4,806,267	5,231,873

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 297,500	$ 932,000	$ 3,611,529	$ 51,479,702
Distributions reinvested	15,232	17,852	871,243	278,124
Cost of shares redeemed	(680,092)	(434,544)	(34,169,108)	(19,746,525)

Change in Class A	$ (367,360)	$515,308	$ (29,686,336)	$ 32,011,301

Class I
Proceeds from shares issued	$ 7,464,545	$ 24,383,849	$ 70,369,805	$ 136,950,275
Distributions reinvested	1,372,052	944,122	2,156,550	849,270
Cost of shares redeemed	(3,337,051)	(32,701,823)	(111,097,203)	(111,619,850)

Change in Class I	$ 5,499,546	$ (7,373,852)	$ (38,570,848)	$ 26,179,695

Change in net assets resulting from capital transactions	$ 5,132,186	$ (6,858,544)	$ (68,257,184)	$ 58,190,996

44

  NOTES TO FINANCIAL STATEMENTS

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	31,218	91,553	376,294	5,167,589
Reinvested	1,607	1,781	90,933	28,087
Redeemed	(71,605)	(42,984)	(3,565,750)	(1,988,266)

Change in Class A	(38,780)	50,350	(3,098,523)	3,207,410

Class I
Issued	785,153	2,441,697	7,330,684	13,786,726
Reinvested	145,030	94,243	225,305	85,726
Redeemed	(351,621)	(3,221,799)	(11,571,973)	(11,265,498)

Change in Class I	578,562	(685,859)	(4,015,984)	2,606,954

Change in shares resulting from capital transactions	539,782	(635,509)	(7,114,507)	5,814,364

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Funds did not incur any interest or penalties.

As of March 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$60,930,051	$109,225	$(2,198,470)	$(2,089,245)
Ultra-Short Fixed Income Fund	82,829,196	30,294	(3,897,416)	(3,867,122)

45

  NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$1,390,160	$ —	$1,390,160	$1,390,160
Ultra-Short Fixed Income Fund	2,741,904	356,227	3,098,131	3,098,131

The tax character of distributions during the year ended March 31, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$660,793	$329,272	$ 990,065	$ 990,065
Ultra-Short Fixed Income Fund	1,194,953	2,113	1,197,066	1,197,066

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of March 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$16,494	$660
Undistributed long term gain	—	—

Accumulated earnings	16,494	660
Accumulated capital loss carryforwards	(503,999)	(2,241,820)
Unrealized depreciation	(2,089,245)	(3,867,122)
Other temporary differences	(8,739)	(2,174)

Total Accumulated Losses	$(2,585,489)	$(6,110,456)

As of March 31, 2023, the Short Duration Fixed Income Fund and the Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $152,049 and $667,337 and a long-term capital loss carryforward of $351,950 and $1,574,483 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

46

  NOTES TO FINANCIAL STATEMENTS

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Short Duration Fixed Income Fund and Ultra Short Fixed Income Fund didn’t have any qualified late-year losses this year.

8. Line of Credit

The Funds, along with other Funds within the Trust, participate in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 29, 2023. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2023 and there were no borrowings made by the Funds during the period.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2023, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	2	90.9%
Ultra-Short Fixed Income Fund	1	62.8%

In addition, an unaffiliated shareholder owned 26.7% of the Ultra-Short Fixed Income Fund as of March 31, 2023. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Interest Rate Risk:

A Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, a Fund’s yield may also be low. When interest rates increase, securities held by a Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

47

  NOTES TO FINANCIAL STATEMENTS

Credit Spread Risk:

A Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

48

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 24, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

49

  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2023, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	81.28%
Ultra-Short Fixed Income Fund	82.80%

Pursuant to Internal Revenue Code Section 852(b)(3), the Ultra-Short Fixed Income Fund reported $356,227 as long-term capital gain distributions for the year ended March 31, 2023.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

50

  MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

51

  MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (48)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

52

  MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (51)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset

53

  MANAGEMENT (UNAUDITED)

Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

54

  SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. Class A shares of Short Duration Fixed Income Fund are subject to a maximum up-front sales charge of 1.50% and a 1.00% CDSC for redemption within 12 months of a $500,000 or greater purchase. Class A shares of Ultra-Short Fixed Income Fund are not subject to an up-front sales charge or CDSC. Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

55

  SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period* 10/1/22–3/31/23	Annualized Expense Ratio During Period 10/1/22–3/31/23
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,028.10	$2.22	0.44%
Class I	1,000.00	1,028.60	1.72	0.34%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,026.40	1.87	0.37%
Class I	1,000.00	1,026.90	1.36	0.27%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

56

  SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Annualized Expense Ratio During Period 10/1/22-3/31/23
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.74	$2.22	0.44%
Class I	1,000.00	1,023.24	1.72	0.34%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.09	1.87	0.37%
Class I	1,000.00	1,023.59	1.36	0.27%

57

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program for the RBC Funds established in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). RBC Global Asset Management (U.S.) Inc. (“RBC GAM”), the investment adviser to each Fund, serves as the Program Administrator and administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee.

RBC GAM, as Program Administrator, provided the Board with a report addressing the operation of the Program during the year ending December 31, 2022 and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum and any material changes to the Program.

I. Key Conclusions of the Report

During the review period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund, and no Fund was required to set a highly liquid investments minimum. There were no material changes to the Program implemented during the review period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the review period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and provided quarterly reports to the Board throughout the review period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors, as applicable:

a.            Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b.            Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c.            Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the review period.

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the review period.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

58

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Review of Initial Liquidity Risk

During the review period, four new RBC Funds were launched. The Program Administrator conducted initial liquidity risk reviews for each of these Funds and concluded that there were no significant liquidity risk concerns.

C. Portfolio Holdings Classifications

During the review period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the review period, the Funds also classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the review period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the review period.

Classification Review. As required by the Liquidity Rule, the Program Administrator reviewed the Funds’ liquidity classifications on a monthly basis as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. Due to the Russian-Ukrainian conflict, there were widespread sanctions against Russian-affiliated assets resulting in affected Russian holdings being classified as illiquid. During the review period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

D. Highly Liquid Investments Minimum

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and, with one exception, each Fund qualified as a PHLF on an ongoing basis during the review period as described in the Report. The newly launched RBC International Small Cap Equity Fund did not initially qualify as a PHLF, however, it was expected to meet the relevant threshold as soon as its access to all the relevant trading markets had been completed. Accordingly, a highly liquid investments minimum was not required for any Fund during the review period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the

59

  STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

“15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the review period did any Fund breach the 15% limit.

F. Redemptions in Kind

There were no planned redemptions in-kind effected during the review period.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-LIQUID were required to be filed during the period and none were filed.

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64

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-23

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $381,600 for 2023 and $252,800 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,975 for 2023 and $28,755 for 2022.

Tax fees for both years relate to the review of the registrant’s tax returns and review of required shareholder distribution calculations. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)          (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)  with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)          such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)          such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)          Delegation

The Committee may delegate to one or more of its members the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                             (b)     0%

                             (c)     100%

                             (d)     0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $398,491 for 2023 and $326,828 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer
(principal executive officer)

Date 5/25/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer
(principal executive officer)

Date 5/25/23

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date 5/25/23

* Print the name and title of each signing officer under his or her signature.